Prospectus

THORNBURG DEVELOPING WORLD FUND
-------------------------------
                                      December 16, 2009

Thornburg Developing World Fund ("Developing World Fund")

     Class A Shares                            (NYSE Ticker Symbol: THDAX)
     Class C Shares                            (NYSE Ticker Symbol: THDCX)
     Institutional Class ("Class I") Shares    (NYSE Ticker Symbol: THDIX)







NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares involve investment risks (including possible loss of principal), and are not deposits or obligations of, or guaranteed or endorsed by, and are not insured by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.

Thornburg Investment Management
Strategies for Building Real Wealth



                           TABLE OF CONTENTS

Developing World Fund

3   Fund Summary

        Investment Goal
        Fees and Expenses of the Fund
        Principal Investment Strategies
        Principal Investment Risks
        Past Performance of the Fund
        Management
        Purchase and Sale of Fund Shares
        Tax Information
        Payments to Broker-Dealers and Other Financial Intermediaries

7   Additional Information About Fund Investment Objectives and
     Strategies, and Risks of Fund Investment Strategies

10  Opening Your Account - Buying Fund Shares

14  Selling Fund Shares

16  Investor Services

17  Transaction Details

19  Dividends and Distributions

20  Taxes

20  Organization of the Fund

20  Investment Advisor

21  Trustees


                          DEVELOPING WORLD FUND

INVESTMENT GOAL
---------------
The Fund's primary investment goal is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying accountholders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts is available from your financial professional and in "Opening Your Account
- Buying Fund Shares" on page 10 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------
                                              Class A   Class C   Class I
                                              -------   -------   -------
Maximum Sales Charge (Load) Imposed on         4.50%      none      none
Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on        1.00%(1)   1.00%(2)  none
Redemptions (as a percentage of redemption proceeds or original purchase price, whichever is lower)

Redemption Fees (as a percentage of amount     1.00%      none    1.00%
redeemed)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
---------------------------------------------------------------------
                                              Class A   Class C   Class I
                                              -------   -------   -------
Management Fee                                 0.98%     0.98%     0.98%

Distribution and Service (12b-1) Fees          0.25%     1.00%     0.00%

Other Expenses(3)                              1.15%     1.15%     0.70%

Total Annual Fund Operating Expenses           2.38%     3.13%     1.68%

Fee Waiver/Expense Reimbursement(4)           (0.55)%   (0.75)%   (0.59)%
                                              -------   -------   -------
Total Annual Fund Operating Expenses
  After Fee Waiver/Expense Reimbursement       1.83%     2.38%     1.09%

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2) Imposed only on redemptions of Class C shares within 12 months of purchase.

(3) Other expenses in the table are estimated for the current fiscal year, before expense reimbursements.

(4) Thornburg Investment Management, Inc. ("Thornburg") and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C and Class I expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg or TSC before February 1, 2011, unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

                        1 Year     3 Years
                        ------     -------
     Class A Shares      $600       $1,061
     Class C Shares      $341         $896
     Class I Shares      $111         $472

You would pay the following expenses if you did not redeem your Class C shares:
                        1 Year     3 Years
                        ------     -------
     Class C Shares      $241         $896

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. Because the Fund commenced investment operations on December 16, 2009, information about the Fund's portfolio turnover rate is not currently available.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
Under normal market conditions the Fund will invest at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund's portfolio normally will be weighted in favor of equity securities. The Fund's investment in debt obligations may include, but is not limited to, those of sovereign and corporate issuers. The Fund may purchase debt obligations of any maturity and quality. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics (such as convertible bonds). The Fund may invest in issuers of any size of capitalization, including small companies.

Currently, the Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg") considers developing countries to include most Central and South American, African, Asian and Eastern European nations, including, but not limited to, Argentina, Austria, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, South Korea, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, Philippines, Poland, Qatar, Romania, the Russian Federation, Slovenia, South Africa, Taiwan, Thailand, Turkey, Ukraine, the United Arab Emirates and Vietnam. Thornburg identifies what it considers to be developing countries based upon its own analysis of measures of industrialization, economic growth, population growth and other factors, and may also consider classifications by the World Bank, the International Finance Corporation, the United Nations and independent financial services firms that maintain indices of developing countries.

Thornburg considers a variety of factors to determine whether an investment is tied economically to one or more developing countries, including (i) whether or not a significant portion of the issuer's revenues or assets are derived from or are located in developing countries, (ii) the primary trading market of the issuer's securities,
(iii) the locations of its offices or other operations, (iv) the source of any governmental guarantees or other supports, (v) identification of the issuer's securities within an index or other listing indicating its location in a particular developing country or region, and (vi) whether the investment is otherwise exposed to the economic fortunes and risks of developing countries.

The Fund's policy of investing at least 80% of its assets in developing country issuers may be changed by the Fund's Trustees without a shareholder vote upon 60 days' notice to shareholders.

Among the specific factors considered in identifying securities for inclusion in the Fund are domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. With respect to equity securities, the Fund typically makes investments in the following three types of issuers:

  Basic Value companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

  Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations and sometimes at discount valuations. Generally, they show steady earnings and dividend growth.

  Emerging Franchises are value-priced companies that in Thornburg's opinion are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above-average rate.

PRINCIPAL INVESTMENT RISKS
--------------------------
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund's shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

   Management Risk - The Fund is an actively managed portfolio, and the value of the Fund's investments may be reduced if Thornburg pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or specific companies in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.

   Market and Economic Risk - The value of the Fund's investments may decline and the Fund's share value may be reduced due to changes in general economic and market conditions. The value of an equity security or debt obligation may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, market volatility, and political and legal developments. These risks may be more pronounced for the Fund's investments in developing countries.

   Risks Affecting Specific Issuers - The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the equity security or debt obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, such as management problems or corporate disruption, declines in revenues and increases in costs, and factors that affect the issuer's competitive position.

   Foreign Investment Risk - Investments in the equity securities or debt obligations of foreign issuers may involve additional risks including changes in currency exchange rates which adversely affect the Fund's investments or the value of the Fund's foreign currency holdings and investments denominated in foreign currencies, political instability, confiscations, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer has reference to a significant percentage of its business in developing countries.

   Smaller Company Risk - Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in valuing or selling the investments.

   Credit Risk - If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund's share value and the dividends paid by the Fund may be reduced. Some foreign government debt obligations may be subject to default, repudiation or renegotiation, delays in payment, or could be downgraded by ratings agencies. Additionally, because the ability of an issuer of a lower rated or unrated debt obligation (including particularly "junk" or "high yield" bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher rated debt obligation, lower rated and unrated debt obligations are generally more vulnerable than higher rated debt obligations to default and to downgrades.

   Interest Rate Risk - When interest rates increase, the value of the Fund's investments in debt obligations may decline and the Fund's share value may be reduced. This effect is typically more pronounced for any intermediate and longer term debt obligations owned by the Fund. This effect is also typically more pronounced for lower rated and unrated debt obligations (including particularly "junk" or "high yield" bonds), the value of which may fluctuate more significantly in response to interest rate changes. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

   Liquidity Risk - Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices. This risk may be more pronounced for the Fund's investments in developing countries.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 7.

PAST PERFORMANCE OF THE FUND
----------------------------
No performance information is presented because the Fund commenced investment operations on December 16, 2009.

MANAGEMENT
----------
Investment Advisor:  Thornburg Investment Management, Inc.

Portfolio Manager: Lewis Kaufman, CFA, a managing director of Thornburg Investment Management, Inc., has been the portfolio manager of Developing World Fund since its inception.

PURCHASE AND SALE OF FUND SHARES
--------------------------------
Minimum Initial Purchase

Class A and C Shares
--------------------
$5,000 for individual investors.

$2,000 for individual retirement accounts.

$2,500 for financial intermediaries purchasing for accounts of others within a "wrap" asset allocation program, unless a different amount is specified by the wrap program's provider.

Class I Shares
--------------
$2,500,000 for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.

$100,000 for financial intermediaries purchasing for accounts of others within a fee-based advisory program.

$2,500 for financial intermediaries purchasing for accounts of others within a "wrap" asset allocation program, unless a different amount is specified by the wrap program's provider.

Minimum Subsequent Purchases

All Classes
-----------
$100 (unless purchasing through a financial intermediary that specifies a different minimum amount).

Redemptions

You can redeem some or all your Fund shares at any time by mail (c/o the Fund's Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.

TAX INFORMATION
---------------
Distributions to a shareholder will generally be taxable to a shareholder as ordinary income or capital gains for federal income tax purposes. Any distributions may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
-------------------------------------------------------------
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENT OBJECTIVES AND STRATEGIES, AND RISKS OF FUND INVESTMENT STRATEGIES
--------------------------------------------------------------------------
A summary of the Fund's principal investment strategies and principal investment risks is provided at the beginning of this Prospectus. The information below provides more background about some of the investment strategies that the Fund may pursue, including the principal investment strategies described in the first part of this Prospectus, and the risks associated with those investments. More detailed information about the Fund's investment strategies and investment risks is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Fund's policies and procedures with respect to the disclosure of Fund portfolio investments.

FUND INVESTMENT GOAL. The Fund's primary investment goal is long-term capital appreciation. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The Fund may not achieve its investment goal

PRINCIPAL INVESTMENT STRATEGIES. A "principal investment strategy" of the Fund is a strategy which is important in pursuing the Fund's investment objectives, and is anticipated will have a significant effect on its performance. In general, a security or investment strategy will not be considered a principal strategy of the Fund if it will not represent more than ten percent of the Fund's assets. Those strategies which are currently considered to be principal investment strategies of the Fund are identified under the caption "Principal Investment Strategies" in the first part of this Prospectus. It is important to remember, however, that the investment profile of the Fund will vary over time, depending on various factors. Over time, the Fund will invest different proportions of its assets in the investments it is permitted to purchase, and the Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

INVESTING IN STOCKS AND OTHER EQUITY SECURITIES. Equity securities include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts and American Depositary Shares ("ADRs" and "ADSs"), partnership interests, shares in exchange traded funds ("ETFs") and other investment companies, and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Other equity securities similarly represent ownership interests in corporations or other entities.

General Risks of Equity Securities. Although equity markets have a history of long-term growth in value, the values of equity securities fluctuate significantly over short and intermediate time periods in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. The Fund's investment advisor ("Thornburg") may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific companies in which the Fund may invest. When equity securities held by the Fund decline in value, the value of the Fund's shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value.

Market and Economic Risks Affecting Equity Securities. Some adverse conditions have a broader impact and may affect entire economies, markets or industries. A general decline in economic conditions, in the United States or abroad, or the impacts of government policies or broader financial and market conditions may adversely affect companies in which the Fund has invested, even if the businesses of those companies are not adversely affected.

Risks Affecting Specific Companies. Other adverse developments may affect only specific companies, even if the overall economy or industry is unaffected. Adverse developments affecting a specific company may include management changes, hostile takeovers, weather or other catastrophe, competition from other firms or products, obsolescence of the company's products, labor difficulties, increases in costs or declines in the prices the company obtains for its services or products and other factors. Investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions, property obsolescence, changes in interest rates and casualty to real estate) as well as risks specifically affecting REITs (including the quality and skill of management and the internal expenses of the
REIT). Any one or more of these adverse conditions may result in significant declines in the value of equity securities held by the Fund, and in some instances, a company in which the Fund has invested could become bankrupt, causing a loss of the Fund's entire investment in the company.

Risks of Investing in Smaller Companies. Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Smaller companies may have limited product lines, markets or financial resources, may have more limited management expertise and resources, and have more limited financing and capital. There may be less available information respecting these companies.

Limited Number of Portfolio Holdings. The Fund may invest in the equity securities of fewer issuers than is typical of other equity mutual funds if the investment advisor believes that doing so is more likely to assist the Fund in pursuing its investment goals. To the extent the Fund invests its assets in fewer issuers than other mutual funds, the Fund's net asset value may increase or decrease more in response to a change in the value of one of the Fund's portfolio holdings than if the Fund invested in a larger number of issuers.

INVESTING IN DEBT OBLIGATIONS. Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The values and yields of debt obligations are dependent upon a variety of factors, including general market interest rates, the size of a particular debt offering, the maturity of the debt obligations, and the creditworthiness and rating of the issuer. Values of debt obligations held by the Fund change daily, depending upon various factors, including interest rates, credit quality and factors affecting specific issuers, and general market and economic conditions. There are a wide variety of debt obligations available for investment.

General Risks of Investing in Debt Obligations. Debt obligations are subject to a range of risks that may adversely affect the value of debt obligations held by the Fund, including credit risk, market risks, interest rate risks and prepayment risks. These risks are summarized below. The Fund's investment advisor may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific issuers in whose obligations the Fund may invest. When debt obligations held by the Fund go into default or otherwise decline in value, the value of the Fund's shares declines.

Credit Risk. Investments in debt obligations are subject to the risk that the issuer of the obligation will become bankrupt or otherwise unable to pay some or all of the amounts due under its debt obligations, or delays
paying principal or interest when due.   Debt obligations are typically
subject to the provisions of bankruptcy, insolvency and other laws that limit or reduce the rights of persons such as the Fund who own debt obligations, preventing or delaying owners of debt obligations from receiving payment of amounts due under the debt obligations, or reducing
the amounts they can collect.   The credit risk is generally more
pronounced for lower quality debt obligations, and generally less pronounced for investment grade obligations. Debt obligations of smaller corporate or public issuers may be subject to greater credit risk, and obligations of foreign issuers are subject to the additional risks affecting foreign investments, described below under the caption "Investing in Foreign Equity Securities and Debt Obligations." Debt obligations are often rated as to credit quality by one or more ratings agencies, and if a debt obligation's rating is reduced it usually will decline in value.

Interest Rate Risk Affecting Debt Obligations. The market value of debt obligations varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. In particular, when interest rates increase, the market value of debt obligations decreases. Prices of intermediate or longer-term debt obligations are relatively more sensitive to changing interest rates than shorter-term debt obligations, and decreases in interest rates consequently generally will have more adverse affect on the Fund when it holds intermediate or longer maturity obligations.

Prepayment Risk Affecting Certain Debt Obligations. Some debt obligations permit the issuer to pay the debt before final maturity. Prepayment may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the debt obligation was purchased. If interest rates have declined, reinvestment of the prepayment proceeds by the Fund may result in a lower yield to the Fund.

Market and Liquidity Risks Affecting Debt Obligations. In addition to other conditions that may adversely affect the value of debt obligations, general economic and market conditions may reduce the value of debt obligations held by the Fund, even if the issuers of those obligations remain financially sound or otherwise able to pay their obligations when
due.   Similarly, adverse conditions in the markets in which debt obligations are traded may reduce the liquidity of debt obligations held by the Fund, making it difficult to sell those obligations (and therefore reducing the values of those obligations), and reducing the ability of the Fund to obtain reliable prices for debt obligations it holds.

Risks Affecting Lower Quality Debt Securities. A debt obligation's credit rating reflects the expected ability of the obligation's issuer to make interest and principal payments over time. Credit ratings are determined by rating organizations such as Moody's Investors Service ("Moody's"), Fitch Investors Service ("Fitch") and Standard & Poor's Corporation ("S&P"). Debt obligations which are rated within the four highest grades (Baa or BBB or better) by Moody's, Fitch, or S&P are considered "investment grade" obligations. These debt obligations are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." The lowest ratings of the investment grade debt obligations may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances. Debt obligations that are below investment grade are sometimes referred to as "high-yield" securities or "junk" bonds, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these high-yield securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions and changes in interest rates. Changes by rating organizations in the rating assigned to a particular debt obligation may affect the value of that obligation, and in particular, a reduction in a debt obligation's rating may reduce the value of the obligation. Ratings assigned by a rating organization do not reflect absolute standards of credit quality, and an issuer's current financial condition may be better or worse than a rating indicates.

Additional Risks Affecting Convertible Debt Obligations. Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by the Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

INVESTING IN FOREIGN EQUITY SECURITIES AND DEBT OBLIGATIONS. Investments in foreign equity securities, debt obligations and other investment instruments are subject to the same risks that affect investments in equity securities and debt obligations in the United States. Additionally, foreign investments are subject to other risks which are summarized below.

General Risks Affecting Foreign Investments. Foreign investments are subject to greater political risk, including expropriation or nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, trade protections, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for the Fund's investments could be subject to unfavorable judicial or administrative decisions or changes. Accounting and investment disclosure standards may be different or less reliable. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors. Different equity and debt markets may behave differently from each other, and in particular, foreign markets may move in different directions from each other and United States markets.

Foreign Currency Risks. Foreign investments, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Fluctuations in currency valuations may occur for a number of reasons, including market and economic conditions, or a government's decision to
devalue its currency or impose currency controls.   The investment advisor
may seek to hedge foreign currency risks, but its hedging strategies may not be successful, or its judgments not to use hedging strategies may not correctly anticipate actual conditions and result in loss or higher costs to the Fund.

Developing Country Risks. Foreign investment risks may be more pronounced in developing countries. The economies of developing countries may be less diversified and dependent on one or a few industries, or may be dependent to a greater degree on exports of commodities or manufactured goods. For example, an economy that is dependent upon exports of commodities such as minerals or agricultural products may present increased risks of nationalization or other government interference, unavailability of capital or other resources, price volatility caused by fluctuating demand and competition from other producers of the commodities or substitute commodities. Developing countries often have less developed government institutions and legal systems, limited transportation and communications infrastructure, limited health and social resources, and are located in regions that are less politically stable and in some locations may be more subject to unusual weather and other natural conditions. Consequently, business operations in those countries may be more vulnerable to corruption and crime, weak or inconsistent regulatory agencies and procedures, transportation and communications delays and disruptions, natural disasters and health and environmental conditions, more limited access to materials and resources and regional political and military events. Investments in developing countries may be particularly vulnerable to fluctuations in market valuations because of the small size of some issuers and the limited size and illiquidity of investments and some markets on which investments are traded, manipulation or speculation in these markets, and inefficiencies in local markets and exchanges.
Other risks having pronounced significance to investments in developing countries include local limitations on ownership by foreign persons, less developed legal protections for investors and the custodians and depositories through which the Fund holds investments in foreign countries, unreliable or limited information about issuers or economic conditions, restrictions on foreign ownership or repatriation of earnings, delays in conducting purchases or sales of investments, high inflation rates, changes in exchange rates and controls, higher costs or limitations on converting foreign currencies, higher national debt levels, and abrupt changes in governmental monetary and fiscal policies.

Risks of Debt Issued by Foreign Governments. Debt obligations may be issued by foreign governments and their agencies and instrumentalities, including the governments of developing countries and "supra-national" entities such as the International Bank for Reconstruction and Development (commonly called the "World Bank"). The Fund's investments in these foreign debt obligations may be denominated in U.S. dollars or in foreign currencies. These securities, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. The governmental issuers of these debt obligations may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient government supervision of markets, and the legal protections for the Fund's investments could be subject to unfavorable judicial or administrative changes. These risks may be more pronounced for the Fund's investments in debt obligations issued by developing countries.

INVESTING WITH DERIVATIVES. Derivative instruments are financial contracts whose value depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. Some examples of current forms of derivative instruments include futures, options, forward contracts (including currency forward contracts), swaps, structured notes and credit derivatives (including credit default swaps and structured finance arrangements). See the Statement of Additional Information for additional detail respecting the various derivative instruments that the Fund may utilize.

Risks of Investing with Derivatives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by the Fund of privately negotiated, over-the-counter ("OTC") derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for the Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

TEMPORARY INVESTMENTS. The Fund may purchase short-term, highly liquid securities such as time certificates of deposit, short-term U.S. Government securities and commercial paper. The Fund typically holds these securities under normal conditions pending investment of idle funds or to provide liquidity. The Fund also may hold assets in these securities for temporary defensive purposes in attempting to respond to adverse market, economic, political or other conditions. Investment in these securities for temporary periods could reduce the Fund's ability to attain its investment goal.

OPENING YOUR ACCOUNT - BUYING FUND SHARES
-----------------------------------------
To open an account to purchase Class A, Class C or Class I shares of the Fund, complete and sign an account application and give it, along with your check, to your financial intermediary. If there is no application accompanying this Prospectus, please call 1-800-847-0200.

You may add to an existing account by mail, wire, or through your financial intermediary. Add to your account by mailing a check made payable to the Fund, and be sure to note your account number on the check. If you wish to add to an account by wire, telephone 1-800-847-0200 for wiring instructions. Add to an account through your financial intermediary by telephoning your intermediary. You may also add to an existing account through Thornburg's Automatic Investment Plan. See "Investor Services - Automatic Investment Plan," below, or telephone us at 1-800-847-0200.

For a discussion of the investment minimums applicable to initial and subsequent purchases of each class of shares, see "Purchase and Sale of Fund Shares" on page 6 of this Prospectus. These minimums may be waived under certain circumstances.

Please see "Transaction Details" below for more detail on the process for purchasing Fund shares.

THE FUND OFFERS DIFFERENT SHARE CLASSES

The Fund offers Class A, Class C and Class I shares. Each of the Fund's shares represents an equal undivided interest in the Fund's assets, and each share class of the Fund has common investment objectives and a common investment portfolio. Each class may have varying annual expenses and sales charge structures, which may affect performance. If you do not specify a class of shares in your order, your money will be invested in Class A shares of the Fund.

Financial intermediaries who sell shares of the Fund receive different compensation for selling different classes of the Fund's shares. Shares of the Fund may be purchased through securities dealers, brokers, independent financial advisors and others who have agreements with the Fund's distributor, Thornburg Securities Corporation ("TSC"), or, under certain circumstances, through TSC in those states where TSC is registered. All orders are subject to acceptance by the Fund, and the Fund and TSC reserve the right to refuse any order in whole or in part.

The Fund may also issue one or more other classes of shares not offered through this Prospectus. Those share classes may have different sales charges and other expenses which may affect performance. Investors may telephone the Fund's distributor, TSC, at 1-800-847-0200 to obtain more information concerning the various classes of shares which may be available to them through their sales representatives. Investors may also obtain information respecting the different classes of shares through their financial intermediary who is offering or making available shares of the Fund.

NET ASSET VALUE

When you purchase or redeem shares, the price is based on the net asset value ("NAV") next determined after receipt of your order in proper form. The net asset value is the value of a share, and is computed for each class of the Fund by adding the market value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business. See "Transaction Details," below.

COMPENSATION TO FINANCIAL ADVISORS AND OTHERS

Securities dealers, brokers, financial advisors, retirement plans, and trust companies (each, a "financial intermediary" and collectively, "financial intermediaries") may impose charges or fees in connection with selling or holding Fund shares. These amounts differ depending upon the class of shares, the identity of the financial intermediary, and how the investor holds Fund shares.

Commissions and other sales charges paid by the investor when buying or redeeming Fund shares are displayed for the Fund under the caption "Fees and Expenses of the Fund," and are described below under the captions "Buying Class A Shares," "Buying Class C Shares" and "Buying Class I Shares."

Amounts which could be paid by the Fund in connection with Rule 12b-1 plans are displayed for the Fund under the caption "Fees and Expenses of the Fund," and are described below under the captions "Buying Class A Shares" and "Buying Class C Shares." No such amounts are currently paid by the Fund with respect to Class I shares.

Thornburg and TSC may pay amounts from their own resources to financial intermediaries in connection with the financial intermediaries' marketing and promotion of Fund shares. These amounts may be in the form of commissions, finder's fees or similar cash incentives, "revenue sharing," marketing or advertising support, or payments to assist in transaction processing and administrative support. A financial intermediary may pay additional compensation to its representatives who sell Fund shares or to third party intermediaries with whom the financial intermediary has agreements to sell Fund shares. Thornburg or TSC also may provide non-cash compensation to financial intermediaries, including travel and lodging in connection with seminars or other educational programs.

Thornburg may pay amounts from its own resources to financial intermediaries for shareholder support and account maintenance, including account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing and distribution of reports and other information. These payments may be made based on a percentage of assets in specified accounts, the number of account holders, a flat amount, or a combination of these formulas. The Fund also may pay amounts for these services, to the extent that the services provided by these financial intermediaries replace services which would otherwise be provided by the Fund's transfer agent or other persons hired directly by the Fund. Thornburg will not pay these amounts to financial intermediaries in respect of accounts the value of which decreases below $1,000.

In addition, some financial intermediaries may charge their account holders transaction fees, account or "wrap" fees and other amounts, which the investor can learn about by asking the investor's financial intermediary.

BUYING CLASS A SHARES
---------------------
Class A shares are sold subject to a front-end sales charge. The sales charge is deducted from the offering price when you purchase shares, and the balance is invested at the NAV next determined after your order is received in proper form. The sales charge is shown in the table below. The sales charge is not imposed on shares that are purchased with reinvested dividends or other distributions. Class A shares of the Fund redeemed or exchanged within 30 days of purchase are subject to a redemption fee of 1.00% of the value of the shares on the date of the redemption or exchange. Class A shares are also subject to a Rule 12b-1 Service Plan, which provides for the Fund's payment to Thornburg of up to 1/4 of 1% of the class's net assets each year, to obtain shareholder and distribution-related services. Because this service fee is paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Class A Shares Total Sales Charge
---------------------------------
                         As Percentage of     As Percentage of
                         Offering Price       Net Asset Value
                         ---------------      ----------------

Less than $50,000             4.50%               4.71%
$50,000 to 99,999.99          4.00%               4.17%
$100,000 to 249,999.99        3.50%               3.63%
$250,000 to 499,999.99        3.00%               3.09%
$500,000 to 999,999.99        2.00%               2.04%
$1,000,000 and over           0.00%*              0.00%*

* There is no sales charge on investments of $1 million or more made by a purchaser, but a contingent deferred sales charge (CDSC) of 1% will be imposed on any part or all of such an investment which is redeemed within 12 months of purchase. The CDSC is not subject to waiver or reduction. TSC intends to pay a commission to financial intermediaries who place an order for a single purchaser for the Fund of up to 1% for any portion of the order from $1 million to $2 million, up to 0.7% for any portion of the order exceeding $2 million up to $4 million, and 0.5% for any portion of the order exceeding $4 million. Payment of any such commission is subject to certain restrictions described in the Statement of Additional Information.

At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. These "full reallowances" may be based upon the dealer reaching specific minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws.

Because the annual fees for Class A shares of the Fund are lower than the fees for Class C shares of the Fund, any dividends paid by the Fund will be higher for the Class A shares of the Fund than for Class C shares of the Fund. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than other classes of shares of the Fund for a given amount invested.

If you are among the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, but you are not eligible to purchase Class I shares, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Rights of Accumulation or Letter of Intent, you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

At the time of purchase, each investor should provide to their financial intermediary information on any existing investment in the Fund or intention to make further purchases in the future, so that the investor can take full advantage of sales charge discounts, or the Rights of Accumulation or Letter of Intent described below. This information ordinarily can be shown by account statements for each account relied upon to obtain the sales charge reduction, showing the accountholder names, tax identification number, share amounts, transactions and other information which serves as a basis for the sales charge reduction. In addition, purchases under the Rights of Accumulation may require additional information regarding your relationship to a family member or business entity whose account is considered in determining the accumulation amount.

You also may view the Fund's Prospectus, including this discussion of sales charges and waivers, by going to "Forms and Literature" on the Thornburg website at www.thornburg.com, and clicking the hyperlink to view the current Prospectus.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION. If you intend to invest, over the course of 13 or fewer months, an amount of money in Class A shares that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a Letter of Intent ("LOI"). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of shares in the Fund to obtain the difference. Purchases of Class A shares of different Thornburg Funds, made in your qualifying accounts (as defined below), will be counted in determining if the goal is met. The dollar price of each purchase of Thornburg Fund Class A shares, through each qualifying account, is added to the dollar price of the Class A shares you previously purchased under the LOI. Letters of Intent only apply to purchases made after the letter is signed and delivered to your financial advisor, and must reference the qualifying accounts.

You may qualify for a reduced sales charge under Rights of Accumulation when your current purchase of Class A shares of the Fund, added to the value of shares of all Thornburg Funds in your qualifying accounts, passes one of the sales charge breakpoints displayed in the sales charge table for Class A shares shown above.

For purposes of any sales charge reductions for which you may qualify under either a Letter of Intent or Rights of Accumulation, "qualifying accounts" are defined as follows:

  * Accounts under your name (alone or with other accountholders) with your federal tax identification number, shown on the Fund's records as opened by the same financial advisor or firm through which you are making your current purchase of Class A shares; and

  * Accounts under the name of persons in your household having the same mailing address as identified in your account application and opened by the same financial advisor or firm through which you are making your current purchase of Class A shares.

If you believe you qualify for these discounts with regard to any purchase, you must notify your financial intermediary at the time of purchase to receive a reduced sales charge and must provide all applicable account numbers as described above.

Please Note: the discounts available under a Letter of Intent or Rights of Accumulation will not apply if shares are held through financial intermediaries other than the financial intermediary through which you are making your current purchase of shares. You should also note that these discounts do not apply to shares held in Thornburg Investment Management Separate Accounts or in employer-sponsored retirement plans.

SALES CHARGE WAIVERS. You may purchase Class A shares of the Fund with no sales charge if you notify TSC, the Fund's transfer agent (BFDS) or your financial intermediary at the time you purchase shares that you belong to one of the categories below. A redemption fee of 1.00% of the amount redeemed will apply to redemptions or exchanges of the Fund's Class A and Class I shares within 30 days of purchase. If you do not provide such notification at the time of purchase, your purchase will not qualify for the waiver of sales charge.

  A SHAREHOLDER WHO REDEEMED CLASS A SHARES OF THE FUND. For two years after such a redemption you will pay no sales charge on amounts that you reinvest in Class A shares of the Fund through the same account, up to the amount you previously redeemed.

  AN OFFICER, TRUSTEE, DIRECTOR, OR EMPLOYEE OF THORNBURG (or any investment company managed by Thornburg), TSC, any affiliated Thornburg Company, the Fund's Custodian bank or Transfer Agent and members of their families including trusts established for the benefit of the foregoing.

  EMPLOYEES OF BROKERAGE FIRMS who are members in good standing with the Financial Industry Regulatory Authority ("FINRA"); employees of financial planning firms who place orders for the Fund through a member in good standing with FINRA; the families of both types of employees. Orders must be placed through a FINRA member firm who has signed an agreement with TSC to sell Fund shares.

  CUSTOMERS of bank trust departments, companies with trust powers, investment broker dealers and investment advisors who charge fees for services, including investment broker dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by these persons.

  INVESTORS PURCHASING $1 MILLION OR MORE. However, a contingent deferred sales charge of 1% applies to shares redeemed within one year of purchase. This contingent deferred sales charge is not waived or reduced under any circumstances.

  THOSE PERSONS WHO ARE DETERMINED BY THE TRUSTEES OF THE FUND to have acquired their shares under special circumstances not involving any sales expenses to the Funds or TSC.

  PURCHASES PLACED THROUGH A BROKER THAT MAINTAINS ONE OR MORE OMNIBUS ACCOUNTS WITH THE FUND provided that such purchases are made by: (i) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; or (ii) clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

  PURCHASES BY CHARITIES. Charitable organizations or foundations, including trusts established for the benefit of charitable organizations or foundations, may purchase shares of the Fund without a sales charge. Thornburg or TSC intend to pay a commission of up to 1% to financial intermediaries who place orders for these purchases.

BUYING CLASS C SHARES
---------------------
Class C shares are sold at the NAV next determined after your order is received. Class C shares are subject to a contingent deferred sales charge ("CDSC") of 1% if the shares are redeemed within one year of purchase. The percentage is calculated on the amount of the redemption proceeds for each share, or the original purchase price, whichever is lower. Shares not subject to the CDSC are considered redeemed first. The CDSC is not imposed on shares purchased with reinvested dividends or other distributions. The CDSC will be waived for shares redeemed because of (1) the death of the account holder, or (2) certain mandatory distributions from IRAs and other qualified retirement arrangements. In addition, the CDSC will be waived for redemptions under a systematic withdrawal plan within one year of purchase of up to 10% of the account value as of the time you set up the plan. See "Selling Fund Shares - Systematic Withdrawal Plan" below. The CDSC will not be charged for redemptions of Class C shares purchased through a qualified retirement plan when the administrator or other plan sponsor has entered into an agreement with the Fund's distributor, TSC, for a waiver of the CDSC. Class C shares are subject to a Rule 12b-1 Service Plan providing for payment of a service fee of up to 1/4 of 1% of the class's net assets each year, to obtain shareholder and distribution-related services. Class C shares are also subject to a Rule 12b-1 Distribution Plan providing for payment of a distribution fee of up to 3/4 of 1% of the class's net assets each year, to pay for the sale and distribution of the Fund's shares and to pay for commissions and other distribution expenses. Because these service and distribution fees are paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

TSC will not accept any order for Class C shares which it is able to determine will exceed $1,000,000, when added together with the value of shares in all Thornburg Funds owned by the investor through the same account or qualifying account as described under the Rights of Accumulation section. TSC may not be able to determine each instance in which this limitation applies because shareholder account information may be maintained by financial intermediaries, and may not be available to TSC. Investors planning large purchases of Class C shares, or cumulative purchases of Class C shares over time, should consult with their financial intermediary about the higher annual fees for Class C shares and consider if it would be more advantageous to purchase Class A shares under a Letter of Intent or Rights of Accumulation. See "Buying Class A Shares."

If your investment horizon is relatively short and you do not qualify to purchase Class I shares or Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

BUYING CLASS I SHARES
---------------------
Class I shares are sold on a continuous basis with no initial sales charge or contingent deferred sales charge at the NAV per share next determined after your purchase order is received in proper form. Class I shares of the Fund redeemed or exchanged within 30 days of purchase are subject to a redemption fee of 1.00% of the value of the shares on the date of redemption or exchange. Class I shares are also subject to a Rule 12b-1 Service Plan, which permits the Fund to reimburse Thornburg for costs to obtain shareholder and distribution-related services from persons who sell Fund shares. The maximum annual reimbursement under the plan is 1/4 of 1% of the class's net assets, but Thornburg has advised that it has no current intention to seek a reimbursement of any expenses under the plan for Class I shares. Because this fee is paid out of the class's assets, payment of the fee on an ongoing basis would increase the costs of your investment and might cost more than paying other types of sales charges.

Investors who hold Class I shares of the Fund through a wrap or fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider's program and the class of shares they would receive upon such a conversion.

Class I shares also may be available to purchasers who are determined under procedures established by the Trustees to have acquired their shares under special circumstances not involving any sales expenses to the Fund or TSC, and not involving any expected administrative services by the Fund or Thornburg exceeding services customarily provided for Class I shares.

Employees, officers, trustees, directors of any Thornburg Fund or Thornburg company, and families and trusts established for the benefit of any of the foregoing, may also purchase Class I shares.

SELLING FUND SHARES
-------------------
You can withdraw money from your Fund account at any time by redeeming some or all of your shares, either by selling them back to the Fund or by selling the shares through your financial intermediary (in which latter case, you should consult your financial intermediary for procedures governing redemption through the intermediary's firm). Your shares will be redeemed by the Fund at the NAV per share next determined after your order is received in proper form. Class A and Class I Shares of the Fund redeemed or exchanged within 30 days of purchase are subject to a redemption fee of 1.00% of the value of the shares on the date of the redemption or exchange. The amount of the redemption fee or the CDSC, if any, will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated, but any redemption fee will apply to any appreciation in value. No CDSC or redemption fee is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC or redemption fee will be redeemed first. No redemption fee will be imposed on shares to which a CDSC applies. Share price is normally calculated at 4 p.m. Eastern time.

The Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.

Payment for shares redeemed normally will be made by mail the next business day, and in most cases within seven days, after receipt by the Transfer Agent of a properly executed request for redemption. The Fund may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Fund to dispose of its securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors. No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open. The Fund reserves the right to redeem the shares of any shareholder whose shares have a net asset value of less than $1,000. No redemption fee or contingent deferred sales charge will be imposed on such a mandatory redemption. The Fund will notify the shareholder before performing the redemption and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. The Fund will not redeem an account which falls below the minimum solely due to market fluctuations.

To sell shares in an account, you may use any of the following methods:

Written Instructions. Mail your instructions to the Transfer Agent at the address shown on the back cover page. Instructions must include the following information:

   * Your name
   * The Fund's name
   * Fund Account number
   * Dollar amount or number of shares to be redeemed
   * Medallion Signature guarantee stamp, if required (see below for instructions)
   * Signature (see below for signature instructions)

Signature Requirements
----------------------
  Individual, Joint Tenants, Tenants in Common, Sole Proprietor or General Partner. Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

  UGMA or UTMA. Instructions must be signed by the custodian exactly as the custodian's name appears on the account.

  Trust. Instructions must be signed by the trustee, showing trustee's capacity. If trustee's name is not on the account registration, provide a copy of trust document certified within the last 60 days.

  Corporation or Association. Instructions must be signed by a person authorized to sign on the account. A Medallion signature guarantee is required. Please include a copy of corporate resolution authorizing the signer to act.

  IRA or Retirement Account.  See IRA instructions or telephone
  1-800-847-0200.

  Executor, Administrator, Conservator, or Guardian.  Telephone
  1-800-847-0200.

Telephone Redemption. If you completed the telephone redemption section of your application when you first purchased your shares, you may redeem your shares by telephoning a Fund Support Representative at 1-800-847-0200. See "Investor Services," below, or telephone 1-800-847-0200 for more information.

Redeem Through Financial Intermediary. Consult with your financial intermediary. Your financial intermediary may charge a fee.

Systematic Withdrawal Plan. Systematic withdrawal plans let you set up periodic redemptions from your account. The contingent deferred sales charge ("CDSC") imposed on redemptions of Class C shares within one year of purchase is waived for redemptions under a systematic withdrawal plan of up to 10% of the account value as of the date you set up the plan. Because of the sales charge on Class A shares of the Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares of the Fund on a regular basis. Minimum account size for this feature is $10,000, and the minimum payment is $50. Please telephone a Fund Support Representative at 1-800-847-0200.

Certain Requests Must Include a Medallion Signature Guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a Medallion signature guarantee if any of the following situations apply:

  * You wish to redeem more than $25,000 worth of shares;
  * Your account registration has changed within the last 30 days;
  * The check is being mailed to a different address than the one on your account (record address);
  * The check is being made payable to someone other than the account owner;
  * The redemption proceeds are being transferred to a Thornburg account with a different registration; or
  * The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You must obtain a Medallion signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program ("STAMP"). The STAMP
Medallion imprint is the only signature guarantee that will be accepted.
A notary public cannot provide a Medallion signature guarantee.

INVESTOR SERVICES
-----------------
Fund Information. Thornburg's telephone representatives are available Monday through Friday from 9:30 a.m. to 6:30 p.m. Eastern time. If you call during these times, you can speak with someone equipped to provide the information or service you need.

Statements and reports sent to you include the following:

  * Confirmation statements after every transaction affecting your account;

  * Quarterly account statements; and

  * Financial reports (every six months).

Thornburg's Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Automatic Investment Plan. One easy way to pursue your financial goals is to invest money regularly, which you can do by signing up for Thornburg's Automatic Investment Plan. Under this plan, shareholders with existing accounts in the Fund can arrange for a predetermined amount of money to be withdrawn from their bank account and invested in the Fund's shares at periodic intervals. The minimum amount that can be invested in the Fund at each periodic interval is $100, unless a different minimum is specified by the financial intermediary through whose brokerage account you are investing. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-847-0200 and speak to a Fund Support Representative for more information.

Exchanging Shares. As a shareholder you have the privilege of exchanging shares of any class of the Fund for shares of the same class of another Thornburg Fund. You should note:

As a shareholder you have the privilege of exchanging shares of any class of a Thornburg Fund for shares of the same class of another Thornburg Fund. You should note:

   . The Fund you are exchanging into must be qualified for sale in your state.

   . You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

   .  Before exchanging into a Fund, read the Prospectus for that Fund.

   . Exchanges for shares of another Thornburg Fund will be treated as a sale of your shares for tax purposes and, therefore, an exchange may have tax consequences for you. See "Taxes" below for more information.

   . Each Thornburg Fund reserves the right to refuse any exchange, or temporarily or permanently terminate the exchange privilege of any investor or group if, in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, exchanges appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for this purpose. See "Transaction Details - Excessive Trading" below.

   . Exchanges out of the Fund within 30 days of purchase will be subject to a redemption fee of 1.00% of the value of the shares exchanged. See "Transaction Details - Excessive Trading" below.

   . Termination of the exchange privilege or refusal of any exchange does not restrict a shareholder's right to redeem shares of the Fund.

The Fund reserves the right to terminate or modify the exchange privilege in the future.

Telephone Redemption. If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares by telephone simply by calling a Fund Support Representative at 1-800-847-0200. Money may be wired or sent via Automated Clearing House ("ACH") to your bank account designated on your account application or sent to you by check. The minimum wire redemption amount is $1,000, and the minimum check redemption amount is $50. Telephone redemptions sent via Federal Funds wire generally will be credited to your bank account on the business day after your shares are redeemed.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling a Fund Support Representative to obtain a telephone redemption application. Once you receive it, please fill it out, have it Medallion signature guaranteed and send it to the address shown in the application.

The Fund, TSC, Thornburg and the Fund's Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Fund's Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Fund or its Transfer Agent could be liable if these procedures are not employed. These procedures may include recording of telephone transactions, sending written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction. You should verify the accuracy of your confirmation statements immediately after you receive them.

Street Name Accounts. Some financial intermediaries act as owner of record of Fund shares as a convenience to investors who are clients of those firms. Neither the Fund nor its Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street name through an account with a financial firm rather than directly in the shareholder's own name. Further, neither the Fund nor its Transfer Agent will be responsible to the investor for any loss to the investor due to the failure of a financial intermediary, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial intermediaries to learn about the different options available for owning mutual fund shares.

TRANSACTION DETAILS
-------------------
The Fund is open for business each day the New York Stock Exchange ("NYSE") is open. The Fund normally calculates its net asset value for each class of shares as of the close of business of the NYSE, normally 4 p.m. Eastern time. Equity securities held by the Fund which are listed or traded on a national securities exchange are valued at the last reported sale price on the exchange that is the primary market for the security. Equity securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Equity securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign equity security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security's primary market, as of the close of that exchange preceding the time of the Fund's valuation. Quotations for foreign debt obligations and equity securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation
in effect at the time of valuation.   Debt obligations held by the Fund
have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, or where a pricing service fails to provide a price for a debt obligation held by the Fund, the Trust's valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where the Fund's management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Trust's valuation and pricing committee decides whether or not to use the pricing service's valuation or to determine a fair value for the debt obligation. Fair value is an amount an owner of the security might reasonably expect to receive upon a sale of the security. A fair value is an estimated price and may vary from the prices obtained by other persons (including other mutual funds) in determining fair value.

An equity security's market value is deemed not readily available whenever the exchange or market on which the security is primarily traded in not open for the entire scheduled day of trading. Additional an equity security's market value may be deemed not readily available under other circumstances identified by the Trustees, including when serious questions about the reliability of the security's market value are created by developments occurring after the most recent close of the security's primary exchange or market, but before the next close of business for the Fund, or by an unusual or significant period of time occurring since the availability of a market quotation for the security. Such events may include the merger or insolvency of an issuer, announcements respecting the prospects for a specific issuer or an industry, natural disasters, and political or social disruptions. In particular, prices for securities traded on a foreign exchange could become stale in some instances because of such events occurring after the close of that exchange. A debt obligation's market value may be deemed unreliable by the Fund's management if management believes that the price is stale, does not reflect material factors affecting the issuer of the security, or is significantly different than the price the Fund is likely to obtain if it sought a bid for the security.

Use of fair valuation procedures may reduce to some degree the ability of excessive traders to take advantage of arbitrage opportunities because of unreliable prices for portfolio securities, but is unlikely to eliminate excessive trading. See "Excessive Trading" for a discussion of the techniques used by Thornburg to reduce excessive trading. Because the Fund may own securities listed primarily on foreign exchanges which trade on days the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders cannot purchase or redeem Fund shares.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions.

Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, Social Security or tax identification number and other information identifying you. We are required to reject any new account application if the required information is not provided.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchanging Shares" above and "Excessive Trading," below.

If you open or add to your account yourself rather than through your financial intermediary please note the following:

   . All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

   . Except in limited situations at Thornbug's sole discretion, the Fund does not accept cash or cash equivalents. For this purpose, cash equivalents include, but are not limited to, cashier's checks, official bank checks, money orders, traveler's checks, and credit card checks.

   . The Fund does not accept third party checks (except for properly endorsed third party checks in connection with an IRA rollover).

   . If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

When you buy shares of the Fund or sell them through your financial intermediary you may be charged a fee for this service. Please read your financial intermediary's program materials for any additional procedures, service features or fees that may apply.

Certain financial intermediaries which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payments to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial intermediary could be held liable for resulting fees or losses.

The Fund may authorize certain financial intermediaries to receive on its behalf purchase and redemption orders received in good form, and some of those financial intermediaries may be authorized to designate other firms to receive purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by the authorized financial intermediary or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is received by the authorized financial intermediary or its designee.

Financial intermediaries offering shares of the Fund are not agents or otherwise acting on behalf of the Fund, TSC or Thornburg and the Fund, TSC and Thornburg are not responsible for errors or omissions of any financial intermediary offering mutual fund shares for sale. Investors should exercise care in selecting persons from whom they purchase investments.

EXCESSIVE TRADING
-----------------
Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage the Fund's investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, the Fund's longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders' shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm the Fund's performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase the Fund's transaction costs.

The Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to the Fund or its shareholders, including monitoring trading activity and imposing redemption fees on certain transactions. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Fund's investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Thornburg monitors trading activity in the Fund to identify excessive trading. What constitutes excessive trading for the Fund will vary from other Thornburg Funds, depending upon the objectives of those other funds, the nature of those other funds' portfolio securities at a given time and market factors. Thornburg reviews available information respecting shareholder transactions to detect excessive trading, considering various factors, such as the nature of securities held by the Fund (including whether any significant proportion of the Fund's securities is traded on foreign exchanges, is thinly traded or less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund's portfolio securities.

Purchase orders or exchanges may be restricted or refused by the Fund if, in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. The Fund's exercise of these rights is in addition to, and not in lieu of, the imposition of any redemption fees. Accounts believed by the Fund to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Fund reserves the right to refuse purchase orders or exchanges by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively). The Trust, Thornburg or TSC may enter into arrangements with firms that establish omnibus accounts, pursuant to which the omnibus accountholder temporarily or permanently agrees to place restrictions on any purchase or exchange of Fund shares by an investor within the account that meets certain specified criteria indicating that the purchase or exchange constitutes excessive trading. See also "Investor Services - Exchanging Shares" above.

A redemption fee of 1.00% is charged on redemptions and exchanges of Class A and Class I shares of the Fund within 30 days of purchase. The fee is calculated on the value of the shares on the date of the redemption or exchange. The fee is not imposed on shares purchased with reinvestments of dividends and capital gains distributions. Shares not subject to a redemption fee will be redeemed first. This fee was instituted to offset brokerage commissions and other expenses which may be incurred by the Fund to meet redemption requests caused by excessive trading. The Trustees have authorized Thornburg to waive the redemption fee in specified situations where transactions are not likely to result in the Fund incurring the costs the fee is intended to recover.

Many Fund shares are now held through financial intermediaries who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the 1940 Act, the Trust, Thornburg or TSC will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees to provide Thornburg with information regarding investors who trade in Fund shares through the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated. The omnibus accountholders may also be unable to process and collect redemption fees or may refuse to do so. Consequently, a Fund may not be able to collect redemption fees from investors in omnibus accounts in some cases when those fees would ordinarily apply.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
The Fund expects to distribute substantially all of its net investment income and realized net capital gains, if any, to shareholders each year. Net investment income of the Fund primarily consists of stock dividends and interest received on debt obligations, reduced by expenses of the Fund. Net capital gains are the gains realized by a Fund upon sales of investments, reduced by losses realized upon sale of investments. The Fund typically declares and pays dividends from any net investment income quarterly. Dividends from net investment income may fluctuate. The Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers four options, which you can change at any time.

Dividends
---------
  1. Reinvestment Option. Your dividend distributions, if any, will be automatically invested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other available Thornburg Fund.

  2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the end of the month or quarter for which the distribution is made.

Capital Gains
-------------
  1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to reinvest your capital gain distributions in shares of any other available Thornburg Fund.

  2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of the Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest is accrued or paid on amounts represented by uncashed distribution checks.

Investors should consider the tax implications of buying shares in the Fund just before a distribution. The money the Fund earns from its dividend, interest, capital gains and other income is reflected in the Fund's share price until it distributes the money. At that time the distribution is deducted from the share price. If you buy shares just before the Fund makes a distribution (and, in particular, a capital gain distribution), you will get back some of your money as a taxable distribution.

When the Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable. See "Taxes," below.

To minimize taxable capital gain distributions, the Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES
-----
Federal Taxes - In General. Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner. Prospective investors, and in particular persons who are not individuals or who hold Fund shares through individual retirement accounts or other tax-deferred accounts, should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Fund.

Federal Tax Treatment of Distributions. Distributions to shareholders representing net investment income, net short-term capital gains, and net gains from certain foreign transactions, if any, generally are taxable to the shareholder as ordinary income, whether received in cash or additional shares. The portion of distributions which is "qualified dividend income" because it is attributable to certain corporation dividends will be taxed to noncorporate shareholders at the reduced rate of federal income tax on long-term capital gains. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Sales or Redemptions of Shares. An investor's redemption of Fund shares, or exchange of shares for shares of another Thornburg Fund, will be a taxable transaction for federal income tax purposes, and the shareholder will recognize a gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or exchange.

State Taxes. The laws of the different states and local taxing authorities vary with respect to the taxation of distributions of net investment income and capital gains, and prospective investors of the Fund are urged to confer with their own tax advisors for more detailed information concerning state tax consequences.

ORGANIZATION OF THE FUND
------------------------
The Fund is a diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trustees are authorized to divide the Trust's shares into additional series and classes.

INVESTMENT ADVISOR
------------------
The Fund is managed by Thornburg Investment Management, Inc. ("Thornburg"). Thornburg performs investment management services for the Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to each class of shares of the Fund under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class shareholders. Thornburg's services to the Fund are supervised by the Trustees of Thornburg Investment Trust.

The annual investment advisory fee rate for the Fund is determined as a percentage of the Fund's average daily net assets and is paid at the following rates:

Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million              .975%
$500 million to $1 billion     .925%
$1 billion to $1.5 billion     .875%
$1.5 billion to $2 billion     .825%
Over $2 billion                .775%

The annual administrative services fee rate for the Fund is .125% for Class A and Class C shares and .05% for Class I shares.

Thornburg may, from time to time, agree to waive its fees or to reimburse a Fund for expenses above a specified percentage of average daily net assets. Thornburg retains the ability to be repaid by the Fund for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or reimbursement of expenses for the Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to Thornburg's fees, the Fund will pay all other costs and expenses of its operations. The Fund will not bear any costs of sales or promotion incurred in connection with the distribution of shares, except as described above under "Opening Your Account - Buying Fund Shares."

Garrett Thornburg, a Trustee and Chairman of the Trust, is the controlling shareholder of both Thornburg and TSC.

Fund Portfolio Manager. Lewis Kaufman, CFA, a managing director of Thornburg, has been the portfolio manager of Developing World Fund since its inception. Mr. Kaufman joined Thornburg in 2005 as an associate portfolio manager, and was named a managing director in 2006. Mr. Kaufman has served as co-portfolio manager of Thornburg's International ADR portfolio since December 2006. Prior to joining Thornburg, Mr. Kaufman worked in Salomon Smith Barney's equity research division, and began his career in Morgan Stanley's private wealth management group. Mr. Kaufman holds an MBA from Duke University and a BA from Colgate University.

Portfolio management at Thornburg is a collegial process, and Mr. Kaufman may at times be assisted by other employees of Thornburg. Additional information about Mr. Kaufman, including other accounts he manages, the determination of his compensation, and investments he has in the Fund, is included in the Statement of Additional Information.

TRUSTEES
--------
The Fund is managed by Thornburg under the supervision of the Trustees. The Trust currently has eight Trustees, two of whom (Mr. Thornburg and Mr. McMahon) are considered "interested" persons of the Trust under the 1940 Act, and six of whom are not interested persons. Biographical data about each of the Trustees appears below.

Garrett Thornburg, Chairman of Trustees since 1987

Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust. Mr. Thornburg founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities Corporation in 1984, and Thornburg Investment Trust in 1987. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm's public finance department. He also was chief financial officer of New York State's Urban Development Corporation, and served as financial advisor to the State of New Mexico's Board of Finance. Mr. Thornburg is a director of National Dance Institute - New Mexico, Inc. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Brian J. McMahon, Trustee since 2001, member of Governance and Nominating Committee

Brian McMahon is the president of Thornburg Investment Trust and chief executive officer, president and chief investment officer of Thornburg Investment Management, Inc. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing the Trust's 16 current Funds, and currently oversees Thornburg's investment activities for the Funds and other clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon is a trustee of the Santa Fe Preparatory School, Santa Fe, New Mexico. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

David A. Ater, Trustee since 1994, member of Audit Committee and
Governance and Nominating Committee

David Ater is a real estate developer and investor in Santa Fe, New Mexico, and has participated in the development of numerous residential and commercial real estate projects. Mr. Ater was employed for ten years by the First National Bank of Santa Fe, and was president from 1978-1980 before pursuing his real estate career. Mr. Ater has served with numerous charitable and community organizations, including Santa Fe Economic Development, the United Way, The Santa Fe Opera and St. John's College.
He received his BA from Stanford University.

David D. Chase, Trustee since 2001, Chairman of Audit Committee

David Chase is the chairman, president, chief executive officer and managing member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, a private equity fund in Santa Fe, New Mexico, and supervises investments in numerous portfolio companies. Mr. Chase was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Chase was a professor at Northern Arizona University from 1966 to 1978, teaching corporate finance, securities and banking courses. He has served various community and charitable organizations, including National Dance Institute-New Mexico, Inc., the School of American Research, and the BF Foundation. Mr. Chase received his BA in Economics and History from Principia College, an MBA in Finance from the Amos Tuck School at Dartmouth College, and a PhD in Finance from Arizona State University.

Eliot R. Cutler, Trustee since 2004, Chairman of Governance and Nominating Committee

Eliot Cutler is Senior Counsel with the law firm of Akin Gump Strauss Hauer & Feld, LLP. He was an environmental and land use lawyer for more than 25 years, participating in the planning, permitting, funding and construction of facilities for public and private sector clients. He subsequently opened and managed the Beijing office for Akin Gump, representing both American firms in China and Chinese clients investing outside China. Mr. Cutler was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Cutler was associate director of the Office of Management and Budget under President Jimmy Carter. Mr. Cutler also served as legislative assistant to Senator Edmund S. Muskie and then as counsel to the Senate Subcommittee on the Environment. He helped draft the Clean Air Act, the Water Pollution Act, and the Environmental Policy Act. Mr. Cutler serves on the board of directors of the Edmund S. Muskie Foundation and as chairman of the board of visitors of the Edmund S. Muskie School of Public Service at the University of Southern Maine. Mr. Cutler received his BA cum laude from Harvard College and his JD from Georgetown University.

Susan H. Dubin, Trustee since 2004, member of Audit Committee

Susan Dubin manages the investments for her extended family. From 1974 to 1996 Ms. Dubin was a vice president of JP Morgan Chase & Co. (formerly Chemical Bank) where she was involved in corporate banking, marketing of financial services to corporate customers, and the delivery of private banking services. Ms. Dubin has served with numerous community and charitable organizations, including the Buckaroo Ball in Santa Fe, New Mexico, the Santa Fe Opera, the Battery Dance Company in New York City, and the National Dance Institute-New Mexico, Inc. She received her BA from Briarcliff College.

Owen D. Van Essen, Trustee since 2004, member of Governance and Nominating Committee

Owen Van Essen is the president of Dirks, Van Essen & Murray LLC, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation, and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

James W. Weyhrauch, Trustee since 1996, member of Audit Committee

James Weyhrauch is a real estate broker in Santa Fe, New Mexico. He is the vice chairman of the board of directors, and was from 1997-2000 president and from 2000-2004 chief executive officer, of Nambe Mills, Inc., a Santa Fe, New Mexico manufacturer of tabletop and giftware products. Mr. Weyhrauch also has extensive experience with other privately held enterprises, and a background in sales and marketing. He participates in a variety of community and charitable organizations, including the Santa Fe Chamber of Commerce, the Santa Fe Preparatory School and Junior Achievement. Mr. Weyhrauch received his BA in Finance from Southern Methodist University.


ADDITIONAL INFORMATION
----------------------

Reports to Shareholders
-----------------------
Shareholders will receive annual reports of the Fund containing financial statements audited by the Fund's independent registered public accounting firm, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Investment Advisor
------------------
Thornburg Investment Management, Inc.
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Distributor
-----------
Thornburg Securities Corporation
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Custodian
---------
State Street Bank & Trust Co.
2 Avenue De Lafayette
Boston, Massachusetts 02111

Transfer Agent
--------------
Boston Financial Data Services
Post Office Box 219017
Kansas City, Missouri 64121-9017

General Counsel
---------------
Legal matters in connection with the issuance of shares of the Fund are passed upon by Thompson, Hickey, Cunningham, Clow & April, P.A., 460 St. Michael's Drive, Suite 1103, Santa Fe, New Mexico 87505.

Additional information about the Fund's investments is included in the Fund's Statement of Additional Information, which is available without charge upon request. Shareholders may make inquiries about the Fund, and investors may request copies of the Statement of Additional Information, and obtain other Fund information, by contacting Thornburg Securities Corporation at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 or by phone at (800) 847-0200. The Fund's current Statement of Additional Information also may be obtained on the Thornburg Website at www.thornburginvestments.com. The Fund's current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Fund (including the SAI) may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of the Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. The Fund will not accept applications from persons residing in states where the Fund's shares are not registered or qualified for sale.

Thornburg Securities Corporation, Distributor
2300 North Ridgetop Road
Santa Fe, New Mexico 87506
(800) 847-0200
www.thornburg.com

The Fund is a separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.




                   Statement of Additional Information
                                    for
                      Thornburg Developing World Fund


Class A Shares                             (NYSE Ticker Symbol: THDAX)
Class C Shares                             (NYSE Ticker Symbol: THDCX)
Institutional Class ("Class I") Shares     (NYSE Ticker Symbol: THDIX)


                            December 16, 2009


     Thornburg Developing World Fund ("Developing World Fund" or the "Fund") is a diversified series of Thornburg Investment Trust (the "Trust"). This Statement of Additional Information relates to the investments made or proposed to be made by the Fund, investment policies governing the Fund, the Fund's management, and other issues of interest to a prospective purchaser of Class A, Class C or Class I shares offered by the Fund.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Thornburg Developing World Fund Prospectus dated December 16, 2009. A copy of the Prospectus may be obtained at no charge: by going to "Forms and Literature" on the Thornburg website at www.thornburg.com and clicking the hyperlink to view the current Prospectus; by telephoning a Fund Support Representative at 1-800-847-0200; or by writing to the distributor of the Fund's shares, Thornburg Securities Corporation, at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. This Statement of Additional Information is incorporated by reference into the Fund's Prospectus.

     No financial statements are available for the Fund as of the date of this Statement of Additional Information because the Fund commenced operations on or about December 16, 2009.


                             TABLE OF CONTENTS

ORGANIZATION OF THE FUND                                               ___
INVESTMENT POLICIES                                                    ___
     Investing in Equity Securities                                    ___
     Investing in Debt Obligations                                     ___
     Investing in Foreign Equity Securities and Foreign
      Debt Obligations                                                 ___
    Investing in Derivative Instruments                                ___
    Other Investments and Investment Techniques                        ___
COMMODITY FUTURES TRADING REGISTRATION EXEMPTION                       ___
INVESTMENT LIMITATIONS                                                 ___
YIELD AND RETURN COMPUTATION                                           ___
     Performance and Portfolio Information                             ___
REPRESENTATIVE PERFORMANCE INFORMATION                                 ___
ADDITIONAL MATTERS RESPECTING TAXES                                    ___
     Elections by the Fund - Subchapter M                              ___
     Backup Withholding                                                ___
     Distributions by Investment Companies - In General                ___
     Foreign Currency Transactions                                     ___
     Foreign Withholding Taxes                                         ___
     Redemption or Other Disposition of Shares                         ___
DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS
INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENTS, AND
   ADMINISTRATIVE SERVICES AGREEMENTS                                  ___
     Investment Advisory Agreement                                     ___
     Proxy Voting Policies                                             ___
     Administrative Services Agreements                                ___
SERVICE AND DISTRIBUTION PLANS                                         ___
     Service Plans - All Classes                                       ___
     Class C Distribution Plan                                         ___
FINANCIAL INTERMEDIARY COMPENSATION                                    ___
PORTFOLIO TRANSACTIONS                                                 ___
DISCLOSURE OF PORTFOLIO SECURITIES HOLDING INFORMATION                 ___
     Selective Disclosure of Nonpublic Holdings Information            ___
     Making Holdings Information Publicly Available                    ___
MANAGEMENT                                                             ___
     Interested Trustees                                               ___
     Independent Trustees                                              ___
     Officers of the Fund (who are not Trustees)                       ___
     Committees of the Trustees                                        ___
     Compensation of Trustees                                          ___
     Certain Ownership Interests of Trustees                           ___
     Personal Securities Transactions of Personnel                     ___
INFORMATION ABOUT PORTFOLIO MANAGER
     Portfolio Manager Compensation                                    ___
     Conflicts of Interest                                             ___
     Accounts Managed By Portfolio Manager                             ___
     Portfolio Manager's Ownership of Shares in the Fund               ___
NET ASSET VALUE                                                        ___
DISTRIBUTOR                                                            ___
ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES    ___
     Share Class Conversion within Certain Fee-Based Accounts          ___
     Moving Between Share Classes                                      ___
BUSINESS CONTINUITY PLAN                                               ___
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                          ___


                         ORGANIZATION OF THE FUND

     The Fund is a newly formed, diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trust currently has 16 active Funds, one of which is described in this Statement of Additional Information. The Fund was formed on September 14, 2009 and expects to commence operations on or around December 16, 2009. The Trustees are authorized to divide the Trust's shares into additional series and classes.

     The assets received for the issue or sale of shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the Trust's books of account, and are charged with the liabilities with respect to the Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to the Fund, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of the Fund are entitled to receive the underlying assets of the Fund which are available for distribution.

     The Fund may in the future, rather than invest in securities generally, seek to achieve its investment objective by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. ("Thornburg") in a manner substantially similar to the Fund. Shareholders of the Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the Fund and its shareholders.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Fund may hold special shareholder meetings and transmit proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will transmit proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

     State Street Bank and Trust Company, Boston, Massachusetts, is custodian of the assets of the Fund. The Custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.

                           INVESTMENT POLICIES

     Information about the Fund's principal investment strategies and the principal risks associated with those investment strategies is provided in the Prospectus. A "principal investment strategy" of the Fund is a strategy which is important in pursuing the investment objectives stated in the Fund's prospectus, and is anticipated will have a significant effect on the Fund's performance. In general, a security or investment strategy will not be considered a principal strategy of the Fund if it will not represent more than ten percent of the Fund's assets.

     The following discussion supplements the information in the Prospectus by providing additional detail about some of the investments that the Fund is generally permitted, but not required, to make in pursuing the Fund's investment objectives and certain risks associated with those investments. Not all of the investments identified below will be used by the Fund, and some investments that may be used by the Fund would not ordinarily be considered a principal investment strategy of the Fund. In general, the Fund may make any investment, including investments which are not identified below, if the investment advisor reasonably believes that the investment is consistent with the Fund's investment objectives and policies and the Fund's investment limitations do not expressly prohibit the Fund from doing so.

     Under certain circumstances, the Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. For more information about the specific investment limitations that may be applicable to the Fund, please refer to the Prospectus and to the "Investment Limitations" section of this Statement of Additional Information. For purposes of any such limitation on the percentage of the Fund's assets that could be invested in a particular investment strategy, the term "assets" means net assets of the Fund (determined immediately after and as a result of the Fund's acquisition of a given investment) plus the amount of borrowings for investment purposes.

INVESTING IN EQUITY SECURITIES

     Equity securities represent an ownership interest in the entity issuing the security. Common stocks, the most familiar type of equity security, represent an ownership interest in a corporation. The values of equity securities fluctuate significantly in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. When equity securities held by the Fund decline in value, the value of the Fund's shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value.

     The following discussion contains additional detail about equity securities, including some of the specific types of equity securities in which the Fund may invest and certain risks associated with those investments. You should read the Prospectus for more information about the characteristics and risks of equity securities. You should also read "Investing in Foreign Equity Securities and Foreign Debt Obligations" below for information about some of the characteristics and risks of foreign equity securities.

Closed End Funds
----------------
     Closed end funds are investment companies that invest in various securities and other financial assets, and which issue shares that trade on exchanges in a manner similar to the shares of exchange traded funds (see "Exchange Traded Funds" below). The shares of a closed end fund change in value as the values of its component securities and other investments fluctuate with market changes. In contrast to exchange traded funds, however, the trading values of a closed end fund's shares often diverge to a greater extent from the net asset value of the fund's underlying portfolio investments. A closed end fund incurs its own operating expenses, so that if the Fund invests in a closed end fund, shareholders of the Fund bear the closed end fund's expenses in addition to the expenses of the Fund.

Exchange Traded Funds
---------------------
     ETFs are investment companies that invest in various securities and financial assets. ETFs are created either to provide investment results corresponding to a securities index, or are actively managed in a manner corresponding more closely to a traditional mutual fund. ETFs are typically available to investors as units of beneficial interest in a trust, and are purchased and sold on an exchange in the same way as common stocks. The values of ETF shares increase and decline as the values of the ETF's component securities and other investments fluctuate with the market changes, and usually trade in a relatively narrow range relative to the net asset value of its underlying portfolio investments because the structure of an ETF permits certain major market participants to redeem shares of the ETF for a "basket" of the ETF's underlying investments. Shares in an ETF held by the Fund are consequently subject to the same general market risks that affect the underlying investments by the ETF, except that the Fund's investments in an ETF may not exactly match the performance of any specific index (and may not perform as well as any specific index) because of differences between the ETF's investments and the index or other factors. In addition, each ETF incurs its own operating expenses, so that if the Fund invests in an ETF, shareholders of the Fund bear the ETF's expenses in addition to the expenses of the Fund.

Initial Public Offerings
------------------------
     The Fund may invest in common stock or other equity securities offered through initial public offerings ("IPOs"). An IPO is an issuer's first offering of equity securities to the public. The issuer of IPO securities may have a limited operating history, and limited information about the issuer may be available to potential purchasers. Accordingly, the market for IPO securities may be more volatile and involve greater risk of loss than investments in the equity securities of more established companies. At times the Fund may sell its investment in IPO securities shortly after the Fund purchased those securities, which may result in increased transaction costs for the Fund. There can be no assurance that the Fund will have access to profitable IPOs and, as the Fund's assets grow, any positive impact of IPO investments on the Fund's performance likely will decline.

Preferred Stock
---------------
     Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. Preferred stock dividends are generally fixed in advance, but the issuing company may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

REITs and Other Real Estate-Related Instruments
-----------------------------------------------
     Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which the Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. The Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

     Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of the Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the 1940 Act.

Short Sales
-----------
     The Fund is permitted to enter into short sales with respect to its security holdings. For example, if Thornburg anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding.
The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

INVESTING IN DEBT OBLIGATIONS

     Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The values and yields of debt obligations are dependent upon a variety of factors, including the condition of the general market, general market interest rates, the size of a particular debt offering, the maturity of the debt obligations, and the creditworthiness and rating of the issuer. Variations in the value of a debt obligation held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares.

     The following discussion contains additional detail about debt obligations, including some of the specific types of debt obligations in which the Fund may invest and certain risks associated with those investments. You should read the Prospectus for more information about the characteristics and risks of debt obligations. You should also read "Investing in Foreign Equity Securities and Foreign Debt Obligations below" for information about some of the characteristics and risks of foreign debt obligations.

Bond Ratings
------------
     Many bonds and other debt obligations are given credit ratings by ratings agencies such as Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service ("Fitch"). The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the debt obligation which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields, while debt obligations of the same maturity and coupon with different ratings may have the same yield.

     While credit ratings are helpful in evaluating the safety of principal and interest payments under debt obligations, credit ratings do not reflect the risk that market values of debt obligations will fluctuate with changes in interest rates. Additionally, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events occurring subsequent to the initial ratings. Accordingly, in addition to using information provided by ratings agencies, Thornburg will subject each issue under consideration for investment to its own credit analysis in an effort to assess each issuer's financial soundness. This analysis is performed by Thornburg for a particular debt obligation at the time that the Fund purchases that obligation and will be reviewed by Thornburg from time to time thereafter. Thornburg subjects each issue under consideration for investment to the same or similar credit analysis that Thornburg applies to rated issues.

Convertible Debt Obligations
----------------------------
     Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by the Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation).

     Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

Lower-Quality Debt Obligations
------------------------------
     The Fund may purchase debt obligations which are of lower-quality at the time of purchase or which, due to issuer default or credit ratings downgrades, are determined to be of lower-quality subsequent to purchase. For these purposes, "lower-quality" debt obligations include debt obligations rated below Baa by Moody's or BBB by S&P or Fitch, and unrated securities judged by Thornburg to be of equivalent quality. Lower-quality debt obligations typically have poor protection with respect to the payment of interest and repayment of principal, and may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If the Fund experiences unexpected net redemptions, it could be forced to sell lower-quality debt obligations in its portfolio at disadvantageous prices without regard to those obligations' investment merits, which could depress the Fund's net asset value and reduce the Fund's overall investment performance. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing lower-quality debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     The Fund may also invest from time to time in unrated obligations. Unrated obligations may be less liquid than comparable rated obligations and may be more difficult to value. Moreover, unrated obligations may be more difficult for Thornburg to evaluate and there is the risk that Thornburg may not accurately evaluate an investment's actual credit quality. In particular, an unrated obligation that Thornburg believes is equivalent to an investment grade obligation could ultimately exhibit characteristics associated with lesser rated obligations.

Mortgage-Backed Securities, Asset-Backed Securities
---------------------------------------------------
     Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, in debt obligations which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities.

     Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, which may expose the Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities (see "Mortgage-Backed Securities" above) are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described below or in structures. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

U.S. Government Obligations
---------------------------
     The Fund may at times invest in U.S. Government Obligations. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Zero Coupon Bonds
-----------------
     Zero coupon bonds are corporate or government-issued debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the obligation at the time of issuance.

     Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. The Fund is required to accrue income from zero coupon bonds on a current basis even though it does not receive the income currently in cash, and the Fund is required to distribute that income for each taxable year. To generate the cash necessary to satisfy such distributions, the Fund invested in zero coupon bonds may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

INVESTING IN FOREIGN EQUITY SECURITIES AND FOREIGN DEBT OBLIGATIONS

     The Fund invests primarily in foreign equity securities and foreign debt obligations. The Fund's investment in a foreign equity security or foreign debt obligation typically involves all of the risks inherent in the same type of equity security or debt obligation issued by a domestic issuer. In addition, foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The following discussion contains additional detail about the types of foreign investments which the Fund may make and certain risks associated with those investments. You should read the Prospectus for more information about these investments and their risks.

Foreign Investments
-------------------
     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners' ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair
disposition of those investments.   In addition, the costs of foreign
investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries, because of inconsistent legal interpretations or less defined legal and regulatory provisions, or because of corruption or influence on local courts.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

Depositary Receipts
-------------------
     American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are certificates evidencing ownership of shares of a foreign-based issuer. These certificates are issued by a bank or similar financial institution and generally trade on an established securities market in the U.S. or
elsewhere.    An investment in ADRs, EDRs or GDRs is an alternative to the purchase of the underlying securities in their national markets and currencies. However, ADRs, EDRs and GDRs remain subject to many of the risk associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer's country. Additionally, the bank or other financial institution which issues the depositary receipt may charge the security holder fees for various services, such as forwarding dividend and interest payments. The Fund's investments in depositary receipts evidencing ownership in shares of a developing country issuer will be deemed to be an investment in that developing country issuer for purposes of the Fund's investment policies and restrictions.

Developing Countries
--------------------
        The considerations noted above generally are intensified for investments in developing countries, potentially including investments in issuers which are not domiciled in a developing country but which have reference to a significant percentage of their business in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign Currency Transactions
-----------------------------
     The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts and futures contracts to purchase or sell foreign currencies at a future date and price.
Additional detail about foreign currency transactions is provided below in the sections entitled "Investing in Derivative Instruments - Foreign Currency Transactions," "Investing in Derivative Instruments - Futures Contracts - Futures Relating to Foreign Currencies," "Investing in Derivative Instruments - Options - Options Relating to Foreign Currencies," and "Investing in Derivative Instruments - Swap Agreements, Caps, Floors and Collars - Currency Swaps."

INVESTING IN DERIVATIVE INSTRUMENTS

     Derivative instruments are financial contracts whose value depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by the Fund of privately negotiated, over-the-counter ("OTC") derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for the Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

     The Fund's investment in derivative instruments may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes."

     The following discussion contains additional detail about the types of derivative instruments in which the Fund may invest and certain risks associated with those investments. You should also read the Prospectus for more information about derivative instruments and their risks.

Combined Positions
------------------
     The Fund may purchase and sell such forward contracts, futures contracts and options (see "Currency Forward Contracts", "Futures Contracts" and "Options" below) in combination with one another in order to adjust the risk and return characteristics of the overall position.
For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Eurodollar Instruments
----------------------
     Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currency Transactions
-----------------------------
     The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.

     Conversions on a Spot Basis. The Fund may convert currency on a spot basis from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Currency Forward Contracts. A currency forward contract is a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

     When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund may be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

     The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value.
Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engagated in a currency hedging transaction.

     The Fund may also enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to the Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See "Futures Contracts," below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's own economy.

     Successful use of currency management strategies will depend on Thornburg's skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency's value rose at a time when Thornburg had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Thornburg's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Futures Contracts
-----------------
     The Fund may purchase or sell futures contracts to hedge against anticipated interest rate, currency or market changes, for duration management or risk management purposes, or to enhance potential income and gains.

     When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date at a specified price. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date at a specified price. Futures contracts are typically bought and sold on exchanges or boards of trade where the contracts are listed. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     Distributions to shareholders associated with income or net gains realized by the Fund from transactions in futures contracts (or options on futures contracts) may be subject to federal income tax.

     Liquidity of Futures Contracts. Some futures contracts may become illiquid under adverse market conditions, and there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges and boards of trade may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may not be possible for the Fund to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until expiration regardless of unfavorable changes in its value. In that instance, the Fund's access to other assets that it has deposited to cover its futures positions also could be impaired.

     Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, in any instance when the Fund enters into a futures contract, either as purchaser or as seller, the Fund will segregate with its custodian or with a futures commission merchant ("FCM") as initial margin assets sufficient to meet its obligations under the contract. The Fund will also deposit daily "variation margin" payments as required during the term of the contract in order settle the change in the contract's value on a daily basis (a process known as "marking to market"). Segregated assets may consist of cash, cash equivalents or high grade liquid debt obligations. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     Correlation of Price Changes. Because there are a limited number of types of futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the futures position will not track the performance of the Fund's other investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.
Imperfect correlation may also result from differing levels of demand in futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts (see "Currency Forward Contracts" above), except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars.

     The uses and risks of currency futures are similar to futures relating to other securities or indices. The Fund may purchase and sell currency futures to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency futures in conjunction with each other or with currency options or forward contracts. Currency futures values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions" above.

Indexed Securities
------------------
     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Options
-------
     The Fund may purchase or write put and call options to hedge against anticipated interest rate or market changes, for duration management or risk management purposes, or to enhance potential income and gains.

     Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed exercise or "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific equity securities or debt obligations, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, the owner of the put option will experience a loss measured by the premium paid to buy the option, plus related transaction costs.

     The features of call options are similar to those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer will experience a loss if the underlying instrument's price does not rise sufficiently to offset the buyer's cost of purchasing the option and transaction costs.

     The purchase of options increases the Fund's costs because it must pay premiums to purchase the options, and the exercise of put and call options by the Fund will increase portfolio turnover and associated transaction costs. Because premiums for the purchase of options are typically much smaller than the prices to purchase the underlying instruments, the use of options creates leverage, which might result in the Fund's net asset value being more sensitive to changes in the instruments underlying the options.

     An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration of the option period or during a fixed period prior thereto.

     Writing Put and Call Options. When the Fund sells or "writes" a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund, as writer of such an option, would be obligated to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund would be required to make margin payments to cover the Fund's potential obligation to pay the strike price if the other party chooses to exercise the option. The Fund may seek to terminate its position in a put option it writes before it is exercised by closing out the option in the secondary market at its then current price. If, however, the secondary market is not sufficiently liquid, the Fund may not be able to close out its position and would, therefore, remain obligated to purchase the underlying instrument at the strike price if the option is exercised. If the price of the underlying instrument rises, the writer of a put ordinarily will profit by the amount of the premium received on writing the option. If the price of the instrument declines, the writer may experience a loss, although the amount of the loss is offset to some degree by the amount of the premium received.

     Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option by the holder. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or decline. Through receipt of the option premium, the Fund as the writer of such an option would seek to mitigate the effects of a decline in the price of the underlying instrument. At the same time, the Fund which writes an option must be prepared to deliver the underlying instrument in return for the strike price, even if the current value of the instrument is higher than the strike price. In that event, the Fund will experience a loss to the extent that the value of the underlying instrument exceeds the total of the strike price and the premium that it received when it wrote the option.

     All call options written by the Fund must meet applicable asset segregation requirements as long as the call is outstanding.

     Exchange-Traded Options. Options may be traded on exchanges, or may be traded "over-the-counter" (see discussion of "OTC Options" below). Exchange-traded options are issued by a regulated intermediary, which guarantees the performance of the obligations of the parties to such options. With certain exceptions, exchange-traded options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, exchange-traded options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an exchange-traded option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options generally are established through negotiation with the other party to the contract. While such arrangements allow greater flexibility to the Fund to tailor an option to its needs, "OTC" options generally involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchange where they are traded. Accordingly, Thornburg must assess the creditworthiness of each counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

     The staff of the SEC currently takes the position that OTC options are illiquid, and investments by the Fund in those instruments will be subject to the Fund's limitation on investments in illiquid instruments. See "Illiquid Investments" below.

     Liquidity of Options. Some options become illiquid under adverse market conditions, and there is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options positions could also be impaired.

     Correlation of Price Changes. Because there are a limited number of types of exchange-traded options, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options position will not track the performance of the Fund's other investments. Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.
Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Credit Options. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the inception of the option.

     Options Relating to Foreign Currencies. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options are similar to options relating to other securities or indices. The Fund may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions" above.

     Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in the underlying futures contract. If the Fund exercises an option on a futures contract it will be obligated to deposit initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any other futures contract position.

     Options on Indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Structured Notes
----------------
     Structured notes are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

     Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Swap Agreements, Caps, Floors, and Collars
--------------------------------------
     The Fund may enter into swap agreements and related caps, floors and collars. The Fund is not limited to any particular form of swap agreement, provided that Thornburg determines that the agreement it is consistent with the Fund's investment objective and policies.

     Swap agreements involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined or if the counterparty defaults, the Fund will likely have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Inasmuch as any swap, floor, cap or collar is entered into for good faith hedging purposes, Thornburg and the Fund believe that the obligation does not constitute a senior securities under the 1940 Act and, accordingly, will not treat the obligation as being subject to the Fund's borrowing restrictions. The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Credit Default Swaps. A credit default swap is a credit derivative in which two parties enter into an agreement to transfer the credit exposure of fixed income securities. The buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence which is typically a default by the issuer of a debt obligation.

     Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Changes in foreign exchange rates and changes in interest rates may negatively affect the value of a currency swap.

     Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in exchange for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risks associated the investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund is committed to pay to the counterparty.

     Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. Any such gain received by the Fund would be taxable. If the other party to an interest rate swap or forward rate contract defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered satisfactory by Thornburg. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

     Total Return Swaps. A total return swap is a credit derivative in which the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread.

     Caps, Floors and Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. For example, an interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. For example, an interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. For example, an interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index.

OTHER INVESTMENTS and INVESTMENT TECHNIQUES

Illiquid Investments
--------------------
     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by the Fund. In determining the liquidity of the Fund's investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by Thornburg to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and over-the-counter options. Based on its ongoing review of the trading markets and other factors affecting the Fund's investments, Thornburg may determine from time to time that other investments are illiquid, including restricted securities and certain asset-backed securities, securities issued by developing country issuers, and derivative instruments. With respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures approved by the Trustees.

     If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Repurchase Agreements
---------------------
     In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     The Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     A repurchase agreement may be viewed as a loan from the Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Restricted Securities
---------------------
     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A restricted security may be liquid or illiquid, depending on whether it satisfies relevant liquidity requirements, as determined by Thornburg. See "Illiquid Investments" above.

Reverse Repurchase Agreements
-----------------------------
     In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Securities Lending
------------------
     The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Temporary Investments
---------------------
     The Fund may from time to time invest a keep a portion of its portfolio in cash or other short-term, fixed income securities. Such investments may be made due to market conditions, pending investment of idle funds, or to afford liquidity.

When-Issued Securities
----------------------
     The Fund may purchase securities offered on a "when-issued" or "delayed delivery" basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. When-issued transactions normally settle within 30-45 days. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than the purchase price. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund also will maintain in a segregated account with State Street Bank & Trust Co., the Fund's custodian, liquid assets at least equal in value to commitments for when-issued or delayed delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or delayed delivery commitments. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

            COMMODITY FUTURES TRADING REGISTRATION EXEMPTION

     The Trust and the Fund have claimed or expect to claim exclusions from the definition of "commodity pool operator" under the Commodity Exchange Act, as amended, and are therefore not subject to registration or regulation as a commodity pool operator under that Act.

                          INVESTMENT LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     As a matter of fundamental policy, which can only be changed with the approval of a majority of the Fund's outstanding voting securities (which means the lesser of (i) 67% of the shares of the Fund present in person or by proxy at a meeting of the holders of more than 50% of the outstanding shares, or (ii) more than 50% of the outstanding shares of the Fund), the Fund shall not:

     (1)     issue senior securities, except as permitted under the 1940
Act;

     (2)     borrow money, except as permitted under the 1940 Act;

     (3) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities);

     (4) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, nor shall it prevent the Fund from holding real estate as a result of the Fund's efforts to restructure a bond or other investment that was backed by real estate);

     (5) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts and other derivative instruments or from investing in securities or other instruments backed by physical commodities);

     (6) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to lending of portfolio securities, purchases of debt obligations or other instruments, or to repurchase agreements; or

     (7) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (8)     invest more than 25% of its total assets in any one industry.

     In connection with restriction number 2, above, the 1940 Act currently permits an investment company to borrow money if the borrowings do not exceed one-third of the company's total assets after subtracting liabilities other than the borrowings.

     In determining whether an issuer should be classified in a particular industry for purposes of restriction number 8 above, Thornburg may rely on its own analysis of the issuer or on available third party industry classifications. Securities of the U.S. Government and its agencies and instrumentalities are not considered to represent industries for this purpose.

     The following investment limitations are not fundamental and may be changed without shareholder approval; provided that the first investment limitation listed below may only be changed to the extent that the Fund's Trustees provide 60 days' prior written notice of the change to the Fund's shareholders:

     (i) The Fund will invest at least 80% of its assets (which, for this purpose, refers to the net assets of the Fund plus the amount of any borrowings) in developing country issuers, as defined in the Fund's Prospectus;

     (ii) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (iii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iv) The Fund may borrow money only (a) from a bank or (b) by engaging in transactions that are deemed to be borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (v) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are considered by Thornburg to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (vi) The Fund will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.


                      YIELD AND RETURN COMPUTATION

Performance and Portfolio Information
-------------------------------------
     The Fund will from time to time display performance information, including yield, dividend returns, total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. "Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. The Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

     Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, the Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) the non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) the non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) the non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period; (4) the non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; and (5) the non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

     For the Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Fund's yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking the Fund's maximum sales charge into account. Excluding the Fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     The Fund also may illustrate performance or the characteristics of its investment portfolio through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value in some cases relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

     Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted NAV is not adjusted for sales charges, if any.

     The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV or
total return for a specified period.   A short-term moving average NAV is
the average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications such as "MONEY" magazine, "Forbes" and "BARRON's" also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

     The Fund may be compared in advertising to Certificates of Deposit ("CDs") or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while the Fund may offer greater liquidity or higher potential returns than CDs, the Fund does not guarantee a shareholder's principal or return, and Fund shares are not FDIC insured.

     Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. ("Ibbotson"), provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

     The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, the Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. The Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

     Momentum indicators show the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.


                   REPRESENTATIVE PERFORMANCE INFORMATION

     No performance information is available for the Fund as of the date of this Statement of Additional Information.


                    ADDITIONAL MATTERS RESPECTING TAXES

     The following discussion summarizes certain federal tax considerations generally affecting the Fund and shareholders. Certain state tax consequences associated with investments in the Fund are also summarized below. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, the laws of certain specified states and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

Elections by the Fund -Subchapter M
-----------------------------------
     The Fund has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code.

     If in any year the Fund fails to qualify for the treatment conferred by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund's earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders' respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although the Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

Backup Withholding
------------------
     Each shareholder will be notified annually by the Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax at a rate of 28% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.

     Nonresident alien individuals and foreign entities are not subject to the backup withholding noted in the preceding paragraph, but must certify their foreign status by furnishing IRS Form W-8 to their account application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. These shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Although under certain treaties residents of certain foreign countries may qualify for a reduced rate of withholding or an exemption from withholding, the Fund may not reduce any such withholding for foreign residents otherwise permitted a reduced rate of withholding or exemption.

Distributions by Investment Companies - In General
--------------------------------------------------
     Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     The Code generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions attributable to income on bonds and other debt obligations will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment companies are not treated as "qualified foreign corporations." Some hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend" to instead be taxed at the rate of tax applicable to ordinary income.

     The Fund's investments in options, futures contracts, hedging transactions, forward contracts and certain other transactions may result in distributions of taxable income or gain to shareholders, and will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, convert capital gain into taxable ordinary income or convert short-term capital losses into long-term capital losses. Engaging in swap transactions also may result in distributions of taxable income or gain to shareholders, and also may cause the Fund to currently recognize income with respect to payments to be received in the future.

     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Foreign Currency Transactions
-----------------------------
     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt obligations denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

Foreign Withholding Taxes
-------------------------
     Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty
(60) days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

     Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency denominated debt obligations, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares) during the thirty (30)-day period (ninety
(90)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.

Redemption or Other Disposition of Shares
-----------------------------------------
     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gains dividends received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment. This provision may be applied to successive acquisitions of stock.

     The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders of the Fund are advised to consult their own tax advisors in that regard. In particular, investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different.


                  DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS

     When an investor or the investor's financial advisor makes an initial investment in shares of the Fund, the Transfer Agent will open an account on the books of the Fund, and the investor or financial advisor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates
- the investor or the financial advisor will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive monthly statements setting forth all distributions of income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

     Any distributions of investment income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Transfer Agent, a shareholder may elect to receive periodic distributions of net investment income in cash. Such an election will remain in effect until changed by written notice to the Transfer Agent, which change may be made at any time in the sole discretion of the shareholder.


            INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENTS,
                  AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement
-----------------------------
     Pursuant to an Investment Advisory Agreement in respect of the Fund, Thornburg Investment Management, Inc. ("Thornburg" or the "advisor"), 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, acts as investment advisor for, and will manage the investment and reinvestment of the assets of, the Fund in accordance with the Fund's investment objectives and policies, subject to the general supervision and control of the Trustees of Thornburg Investment Trust.

     Thornburg is paid an investment advisory fee by the Fund in the percentage amounts set forth in the Prospectus. The fee paid by the Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, the Fund will pay all other costs and expenses of its operations. The Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

     The Trust's Trustees (including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act) have approved the Investment Advisory Agreement applicable to the Fund, and will annually consider the renewal of the agreement applicable to the Fund. In this regard, the Trustees have considered the responsibilities of mutual fund trustees generally and the Trustees' understandings of shareholders' expectations about the management of the mutual funds in which they have invested. The Trustees have concluded, based upon these discussions and a consideration of applicable law, that the principal obligation of mutual fund trustees is to assess the nature and quality of an investment advisor's services, and to confirm that the advisor actively and competently pursues the mutual fund's objectives. The Trustees have further concluded that seeking the lowest fee or expense ratio should not be the sole or primary objective of mutual fund trustees, but that trustees should determine that the fund's fees are reasonable in relation to the services rendered and generally in line with those charged by other investment advisors. In this regard, the Trustees have further concluded that putting an investment advisory agreement "out to bid" as a matter of course would be inconsistent with shareholder interests and contrary to shareholder expectations when they invested in a fund, and that mutual fund trustees should not do so unless an advisor materially failed to pursue a fund's objectives in accordance with its policies or for other equally important reasons. The Trustees also observed in their deliberations that Thornburg Fund shareholders appear to invest with a long-term perspective, and that in reviewing the Fund's performance, the Trustees should focus on the longer-term perspective rather than current fashions or short-term performance.

     The Trust's Trustees determined to approve the Investment Advisory Agreement applicable to the Fund on September 14, 2009.

     In connection with their general supervision of Thornburg, the Trustees will receive and consider reports throughout the year from Thornburg respecting the advisor's management of the Fund's investments. These reports will include information about the Fund's purchase and sale of portfolio investments and explanations from the advisor respecting investment selections, the investment performance of the Fund, general appraisal of industry and economic prospects and factors, and other matters affecting the Fund and relating to the advisor's performance of services for the Fund.

     A discussion regarding the basis for the approval of the Fund's Investment Advisory Agreement by the Trustees will be contained in the Fund's Annual Report to shareholders for the year ended September 30, 2010.

     The Investment Advisory Agreement applicable to the Fund may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also a Director and controlling shareholder of Thornburg. In addition, various individuals who are officers of the Trust also serve as officers of Thornburg, as described below under the caption "Management."

Proxy Voting Policies
---------------------
     Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Fund. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the "Policy") adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security's value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

     The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will refer the vote to the Trust's audit committee for direction on the vote or a consent to vote on Thornburg's recommendation.

     The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg may or may not accept these recommendations. Thornburg may decline to vote in various situations, including cases where an issue is not relevant to the Policy's voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

     Information respecting the voting of proxies relating to specific securities of the Fund is available on the Thornburg website
(www.thornburg.com).

Administrative Services Agreements
----------------------------------
     Administrative services are provided to each class of shares issued by the Fund under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulatory compliance and legal affairs, review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to the Fund's Class A and Class C shares provides that the class will pay a fee calculated at an annual percentage of .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. The Administrative Services Agreement specific to the Fund's Class I shares provides that the class will pay a fee calculated at an annual percentage of .05% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by Thornburg.

     The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.


                      SERVICE AND DISTRIBUTION PLANS

Service Plans - All Classes
---------------------------
     The Fund has adopted plans and agreements of distribution pursuant to Rule 12b-1 under the 1940 Act ("Service Plans") applicable to Classes A, C and I shares of the Fund. The Service Plans permit the Fund to pay to Thornburg (in addition to the management and administrative services fees and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets to reimburse Thornburg for specific expenses incurred by it in connection with certain shareholder services and the distribution of the Fund's shares to investors. Thornburg may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extent permissible under federal banking laws), for administration and shareholder services, and in connection with the distribution of the shares of the Fund. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processable tapes of shareholder account transactions, and serving as a source of information to customers concerning the Fund and transactions with the Fund. The Service Plans do not provide for accrued but unpaid reimbursements to be carried over and reimbursed to Thornburg in later years. Thornburg has no current intention to request or receive any reimbursement under the Service Plan applicable to the Fund's Class I shares.

Class C Distribution Plan
-------------------------
     The Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the 1940 Act, applicable only to the Class C shares of the Fund ("Distribution Plan"). The Distribution Plan provides for the Fund's payment to the Fund's principal underwriter, Thornburg Securities Corporation ("TSC") on a monthly basis of an annual distribution fee of ..75% of the average daily net assets attributable to the Fund's Class C shares.

     The purpose of the Distribution Plan applicable to the Fund is to compensate TSC for its services in promoting the sale of Class C shares of the Fund. TSC expects to pay compensation to securities dealers and other persons selling the Fund's Class C shares from amounts it receives under the Distribution Plan. TSC also may incur additional distribution-related expenses in connection with its promotion of Class C shares sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares. Because each Distribution Plan is a compensation type plan, TSC can earn a profit in any year when Fund payments exceed TSC's actual expenses. The Fund is not liable for any expenses incurred by TSC in excess of the compensation it received from the Fund.


                    FINANCIAL INTERMEDIARY COMPENSATION

     Financial advisors and financial intermediaries who sell shares and hold shares for investors ("intermediaries") charge compensation in connection with the sale of Fund shares and the servicing of shareholder accounts. Intermediaries receiving this compensation may include securities brokers and dealers, registered investment advisors, banks, trust companies, insurance companies, employee benefit plan and retirement plan administrators, and other institutions that have entered into arrangements with Thornburg or TSC under which they are paid compensation for the sale of Fund shares or the servicing of accounts for their customers. Intermediaries may categorize and disclose these payments to their customers and to members of the public differently than the disclosures in the Prospectus and this SAI.

     Thornburg or TSC may pay compensation charged by intermediaries out of amounts that Thornburg or TSC receive from the Fund. Examples of such payments include, but are not limited to: (i) share sales commissions and ongoing asset-based compensation paid by Thornburg or TSC out of sales charges received or expected to be received from the Fund; (ii) amounts paid out of the Rule 12b-1 service and distribution fees that Thornburg or TSC receive from the Fund; and (iii) amounts paid by the Fund to compensate intermediaries who perform services, including subaccounting and subtransfer agency services, that would otherwise need to be provided by the Fund's transfer agent or other persons hired directly by the Fund.

     To the extent permitted by applicable law, including applicable rules promulgated by the Securities and Exchange Commission and the Financial Industry Regulatory Authority ("FINRA"), Thornburg or TSC may also compensate intermediaries out of Thornburg's or TSC's own resources. This compensation may be in the form of commissions, finder's fees or similar cash incentives, "revenue sharing," and marketing and advertising support. An intermediary may receive this compensation in addition to the Rule 12b-1 or other compensation that the intermediary receives out of the assets of the Fund. This compensation from Thornburg or TSC may provide an incentive to financial intermediaries to actively market the sale of shares of the Fund or to support the marketing efforts of Thornburg or TSC. Examples of the types of services which an intermediary may provide (or may arrange to have a third party provide) in exchange for receiving this compensation from Thornburg or TSC include, but are not limited to:
Fund due diligence and business planning assistance; marketing programs and support; operations and systems support; and training for the intermediary's personnel respecting the Fund and the financial needs of Fund shareholders. Each of Thornburg or TSC may also make payments out of its own resources to compensate an intermediary for costs associated with the intermediary's marketing efforts (including the cost of attendance at training and educational conferences), and for costs associated with the intermediary's shareholder support and account maintenance services for its customers or transaction processing (including the payment of certain ticket charges).

     As of the close of the fiscal year ended September 30, 2009, Thornburg or TSC was paying amounts from its own resources to the following member firms of FINRA, or to the affiliates of such firms:

          Charles Schwab & Co., Inc.
          Commonwealth Financial Network
          Fidelity Brokerage Services, LLC
          LPL Financial Corporation
          Merrill Lynch, Pierce, Fenner & Smith, Inc.
          Morgan Stanley Smith Barney
          Pershing LLC
          Prudential Investment Management Services, LLC
          Raymond James & Associates, Inc.
          RBC Dain Rauscher Inc.
          UBS Financial Services, Inc.
          Wells Fargo Advisors

Each of Thornburg and TSC may also make payments out of its own resources to institutions that are not member firms of FINRA and that are not included among, or affiliated with, the institutions listed above.


                          PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Thornburg pursuant to its authority under the Fund's investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment advisor.

     Thornburg, in effecting purchases and sales of fixed income securities for the account of the Fund, places orders in such a manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

     Similarly, Thornburg places orders for transactions in equity securities in such a manner as, in the opinion of Thornburg, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

     Thornburg may execute the Fund's portfolio transactions with broker-dealers who provide research and brokerage services to Thornburg. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Fund may be useful to Thornburg in rendering investment management services to the Fund. The receipt of such research may not reduce Thornburg's normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

     Thornburg may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to Thornburg, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by Thornburg on a cash basis.

     It is Thornburg's policy, in circumstances where Thornburg receives research or brokerage services from a broker-dealer, to determine in accordance with federal securities laws that: (i) the research or brokerage services are "brokerage or research services" as that term is defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended; (ii) the services provide lawful and appropriate assistance in the performance of Thornburg's investment management decisions; and (iii) the commissions paid are reasonable in relation to the value of the research or brokerage services provided. In circumstances where Thornburg determines that it has received research or brokerage services that fulfill the requirements under Thornburg's policy, Thornburg determines the portion of non-qualifying products or services and pays for those products or services from its own resources.

     Thornburg may use research services provided by and place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with TSC if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Trustees that the benefits available from Thornburg's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.


          DISCLOSURE OF PORTFOLIO SECURITIES HOLDING INFORMATION

     The Trustees have adopted policies and procedures respecting and limiting the circumstances under which information respecting the Fund's current portfolio holdings information may be disclosed to persons not associated with the Fund, Thornburg, or TSC. The objective in adopting these policies and procedures is to reduce the exposure of the Fund and its shareholders to harm resulting from trading of Fund shares by persons in possession of material nonpublic information respecting the Fund's portfolio holdings. These policies and procedures are intended to operate in conjunction with Thornburg's policies prohibiting securities transactions using nonpublic "insider" information. Neither the Fund nor Thornburg nor any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about the Fund's portfolio holdings.

Selective Disclosure of Nonpublic Holdings Information
------------------------------------------------------
     Disclosure of nonpublic information respecting current Fund portfolio holdings information is generally prohibited. However, this information may be disclosed to specified persons under circumstances where Thornburg determines that it is necessary or desirable to do so. Accordingly, information may be disclosed on an as needed basis to persons who provide services to the Fund such as accountants, legal counsel, custodians, securities pricing agents who value Fund assets, financial consultants to the Fund or investment advisor, mutual fund analysts, broker dealers who perform portfolio trades for the Fund, and certain other persons. Unless otherwise noted in the table below, there will typically be no lag time between the date of the information and the date on which the information is disclosed. The policy permits disclosures to be made to persons not otherwise specified in the policy with the approval of Thornburg's president (under specified limitations), the Trustees or the Trustees' Governance and Nominating Committee.

     As of the date of this Statement of Additional Information, Thornburg has ongoing arrangements that would permit Thornburg to disclose the Fund's nonpublic portfolio holdings information to the following persons:

                                                        Time Lag Between
                                                      Date of Information
Name of Recipient                 Frequency         and Date of Disclosure
-----------------                 ---------         ----------------------
PricewaterhouseCoopers LLP        Annually and as       One month or less,
                                  necessary in          depending on the
                                  connection with the   date of request
                                  audit services it
                                  provides to the Funds

Institutional Shareholder
Services, Inc.                    Daily                          None

State Street Bank and Trust       Daily                          None

Reuters                           Daily                          None

FT Interactive Data               Daily                          None

FactSet Research Systems          Daily                          None

Kenny S&P Evaluation Services     Daily                          None

J.P Morgan Pricing Direct         Daily                          None

Bowne                             Monthly              One month or less,
                                                       depending on the
                                                       date of request

Thompson, Hickey, Cunningham,     As needed in connection        None
 Clow & April, P.A.               with the legal services
                                  provided to the Funds

Making Holdings Information Publicly Available
----------------------------------------------
     The policy and procedures provide for periodic public disclosure of portfolio holdings information, as follows:

     Disclosure of portfolio holdings of the Fund on a publicly available website maintained by the Trust or Thornburg. In practice, the Trust will typically display the Fund's top ten portfolio holdings information promptly after the end of each calendar month, and will typically display the Fund's full list of portfolio holdings approximately 30 days after the end of the calendar month for which the information is displayed (e.g. June 30 information will be displayed on July 31). Portfolio hedging information is typically displayed on a quarterly basis.

     Disclosure of portfolio holdings in publicly available reports and filings filed with the Securities and Exchange Commission on its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

     Disclosure of portfolio holdings of any Fund in reports and communications mailed and otherwise disseminated to shareholders of the Fund in accordance with the 1940 Act or any regulation thereunder.

     Corrective disclosure by making portfolio holdings information available in any case where it becomes apparent nonpublic information has been disclosed other than in accordance with these policies and procedures.

     Portfolio holdings information made publicly available in accordance with this section is no longer nonpublic information subject to the disclosure restrictions in the policies and procedures.


                                MANAGEMENT

     The Fund, together with Thornburg Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Strategic Municipal Income Fund, Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Strategic Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg International Growth Fund, Thornburg Investment Income Builder Fund and Thornburg Global Opportunities Fund are separate "series" or investment portfolios of Thornburg Investment Trust, a Massachusetts business trust (the "Trust"). The general supervision of these Funds, including the general supervision of Thornburg's performance of its duties under the Investment Advisory Agreements and Administrative Services Agreements applicable to these Funds, is the responsibility of the Trust's Trustees. There are eight Trustees, two of whom are "interested persons" (as the term "interested" is defined in the 1940 Act) and six of whom are not interested persons. The names of Trustees and executive officers and their principal occupations and affiliations during the past five years are set forth below.


Interested Trustees
-------------------

Name, Address (1) Position(s)  Term of     Principal                              Number of     Other
And Age           Held with    Office      Occupation(s)                          Portfolios    Directorships
                  Trust (2)    and Length  During Past                            in Fund       Held by
                               of Time     5 Years                                Complex       Director
                               Served                                             Overseen
                                                                                  by Director(2)
-------------------------------------------------------------------------------------------------------------
Garrett           Chairman     Trustee     Chairman and controlling shareholder   Sixteen       None
Thornburg, 64     of Trustees  Since       and, to 2008, CEO of Thornburg
                  (3)          1987 (4)    Investment Management, Inc.
                                           (investment adviser) and chairman and
                                           controlling shareholder of Thornburg
                                           Securities Corporation (securities
                                           dealer); CEO to 2007 and Chairman to
                                           2009 of TMST, Inc. (f/k/a Thornburg
                                           Mortgage, Inc.) (real estate investment
                                           trust); President and Sole Director to
                                           2009 of Thornburg Mortgage Advisory
                                           Corporation (investment manager to
                                           TMST, Inc.).

Brian J. McMahon, Trustee,     Trustee     CEO, President, Managing Director,     Sixteen       None
54                President,   Since 2001; Chief Investment Officer &
                  Member of    President   Co-Portfolio Manager of
                  Governance   Since 1997; Thornburg Investment Management, Inc.
                  & Nominating (4)(6)
                  Committee(5)

Independent Trustees
--------------------

Name, Address (1) Position(s)  Term of     Principal                              Number of     Other
And Age           Held with    Office      Occupation(s)                          Portfolios    Directorships
                  Trust (2)    and Length  During Past                            in Fund       Held by
                               of Time     5 Years                                Complex       Director
                               Served                                             Overseen
                                                                                  by Director(2)
-------------------------------------------------------------------------------------------------------------
David A. Ater,   Trustee,      Trustee     Principal in Ater & Associates,        Sixteen       None
64               Member of     Since       Santa Fe, New Mexico (developer,
                 Audit         1994 (4)    planner and broker of residential
                 Committee and             and commercial real estate) owner,
                 of Governance             developer and broker for
                 & Nominating              various real estate projects.
                 Committee

David D. Chase,  Trustee,      Trustee     Chairman, President, CEO and Managing  Sixteen       None
68               Chairman of   Since       Member of Vestor Associates, LLC, the
                 Audit         2000 (4)    general partner of Vestor Partners, LP,
                 Committee                 Santa Fe, NM (private equity fund);
                                           Managing Member of CS Group, LLC,
                                           Santa Fe, NM (merchant bank).

Eliot R.         Trustee,      Trustee     Senior Counsel and (to 2009) Partner,  Sixteen       None
Cutler, 63       Chairman of   Since       Akin, Gump, Strauss, Hauer & Feld, LLP,
                 Governance    2004 (4)    (law firm).
                 & Nominating
                 Committee

Susan H. Dubin,  Trustee,      Trustee     President of Dubin Investment,         Sixteen       None
61               Member of     Since       Ltd., Greenwich, Connecticut (private
                 Audit         2004 (4)    investment fund); Director and officer
                 Committee                 of various charitable organizations.

Owen D. Van      Trustee,      Trustee     President of Dirks, Van Essen &        Sixteen       None
Essen, 56        Member of     Since       Murray, Santa Fe, New Mexico
                 Governance    2004 (4)    (newspaper mergers and acquisitions).
                 & Nominating
                 Committee

James W.         Trustee,      Trustee     Real estate broker, Santa Fe           Sixteen       None
Weyhrauch, 50    Member of     Since       Properties, Santa Fe, NM; President &
                 Audit         1996 (4)    CEO from 1997-2004 & Vice Chairman,
                 Committee                 2004 to date, Nambe Mills, Inc.,
                                           Santa Fe, NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)
-----------------------------------------------

Name, Address (1) Position(s)  Term of     Principal                              Number of     Other
And Age           Held with    Office      Occupation(s)                          Portfolios    Directorships
                  Trust (2)    and Length  During Past                            in Fund       Held by
                               of Time     5 Years                                Complex       Director
                               Served                                             Overseen
                                                                                  by Director(2)
-------------------------------------------------------------------------------------------------------------
George T.        Vice          Vice        Portfolio Manager, Co-Portfolio        Not           Not
Strickland, 46   President;    President   Manager, Vice President, and Managing  applicable    applicable
                 Treasurer     Since 1996; Director of Thornburg Investment
                               Treasurer   Management, Inc.
                               Since 2007
                               (6)

William V. Fries, Vice         Vice        Portfolio Manager, Co-Portfolio        Not           Not
70                President    President   Manager, Vice President and Managing   applicable    applicable
                               Since 1995  Director of Thornburg Investment
                                           Management, Inc.

Leigh Moiola,    Vice          Vice        Vice President and Managing Director   Not           Not
42               President     President   of Thornburg Investment Management,    applicable    applicable
                               Since 2001  Inc.

Alexander        Vice          Vice        Portfolio Manager, Co-Portfolio        Not           Not
Motola, 39       President     President   Manager (to 2008), Vice President,     applicable    applicable
                               Since 2001  and Managing Director of
                                           Thornburg Investment Management, Inc.

Wendy Trevisani,  Vice         Vice        Co-Portfolio Manager (since 2006),     Not           Not
38                President    President   Managing Director, Vice President,     applicable    applicable
                               Since 1999  and Associate Portfolio Manager of
                                           Thornburg Investment Management, Inc.

Joshua Gonze,     Vice         Vice        Co-Portfolio Manager (since 2007),     Not           Not
46                President    President   Managing Director, Associate           applicable    applicable
                               Since 1999  Portfolio Manager and Vice President
                                           of Thornburg Investment Management,
                                           Inc.

Christopher       Vice         Vice        Co-Portfolio Manager (since 2007),     Not           Not
Ihlefeld, 39      President    President   Managing Director (since 2006), and    applicable    applicable
                               Since 2003  Associate Portfolio Manager and
                                           Vice President of Thornburg
                                           Investment Management, Inc.

Leon Sandersfeld, Vice         Vice        Managing Director (since 2007),        Not           Not
43                President    President   Fund Accounting Director and           applicable    applicable
                               Since 2003  Associate of Thornburg Investment
                                           Management, Inc.

Sasha Wilcoxon,   Vice         Vice        Managing Director (since 2007),        Not           Not
35                President;   President   Mutual Fund Support Service            applicable    applicable
                  Secretary    Since 2003; Department Manager, and Associate of
                               Secretary   Thornburg Investment Management, Inc.
                               since 2007
                               (6)

Ed Maran,         Vice         Vice        Co-Portfolio Manager (since 2006),     Not           Not
51                President    President   Vice President and Managing Director   applicable    applicable
                               Since       (since 2005), and Associate Portfolio
                               2004        Manager of Thornburg Investment
                                           Management, Inc.

Vinson Walden,    Vice         Vice        Co-Portfolio Manager (since 2006),     Not           Not
39                President    President   Vice President and Managing Director   applicable    applicable
                               Since       (since 2005), and Associate Portfolio
                               2004        Manager of Thornburg Investment
                                           Management, Inc.

Thomas Garcia,    Vice         Vice        Vice President, Managing Director and  Not           Not
38                President    President   Associate Portfolio Manager of         applicable    applicable
                               Since 2006  Thornburg Investment Management, Inc.

Lei Wang,         Vice         Vice        Co-Portfolio Manager and Managing      Not           Not
38                President    President   Director (since 2006), and Associate   applicable    applicable
                               Since 2006  Portfolio Manager of Thornburg
                                           Investment Management, Inc.

Connor Browne,    Vice         Vice        Co-Portfolio Manager and Managing      Not           Not
30                President    President   Director )since 2006), and Associate   applicable    applicable
                               Since 2006  Portfolio Manager of Thornburg
                                           Investment Management, Inc.

Jason Brady,      Vice         Vice        Co-Portfolio Manager (since  2006)     Not           Not
35                President    President   and Managing Director (since 2007)     applicable    applicable
                               Since 2007  of Thornburg Investment Management,
                                           Inc.; Portfolio Manager, Fortis
                                           Investments 2005-2006.

Lewis Kaufman,    Vice         Vice        Portfolio Manager (since 2009),        Not           Not
34                President    President   Co-Portfolio Manager and Managing      applicable    applicable
                               Since 2007  Director (since 2007), and Associate
                                           Portfolio Manager (since 2005) of
                                           Thornburg Investment Management, Inc.

Christopher Ryon, Vice         Vice        Portfolio Manager (since 2009) and     Not           Not
53                President    President   Associate Portfolio Manager (since     applicable    applicable
                               Since 2008  2008) of Thornburg Investment
                                           Management, Inc.; Principal, Vanguard
                                           Funds (to 2008).

Lon Erickson,     Vice         Vice        Associate Portfolio Manager (since     Not           Not
34                President    President   2008) of Thornburg Investment          applicable    applicable
                               Since 2008  Management, Inc.; Senior Analyst,
                                           State Farm Insurance (to 2008).

Kathleen Brady,   Vice         Vice        Senior Tax Accountant and Associate    Not           Not
49                President    President   of Thornburg Investment Management,    applicable    applicable
                               Since 2008  Inc. (since 2007); Chief Financial
                                           Officer, Vestor Partners, LP
                                           (to 2007).

Jack Gardner,     Vice         Vice        Managing Director (since 2007) of      Not           Not
55                President    President   Thornburg Investment Management, Inc.; applicable    applicable
                               Since 2008  President, Thornburg Securities
                                           Corporation (since 2008); National
                                           Sales Director, Thornburg Securities
                                           Corporation.

Laura Hillstrom,  Vice         Vice        Chief Administrative Officer (since    Not           Not
42                President    President   2009), Managing Director and, until    applicable    applicable
                               Since 2009  2009, Director of Information Systems
                                           of Thornburg Investment Management,
                                           Inc.

(1)     Each person's address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)     The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 16 separate investment "Funds" or "series."  Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 16 Funds of the Trust.  Each Trustee oversees the 16 Funds of the Trust.
(3)     Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 16 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(4)     Each Trustee serves in office until the election and qualification of a successor.
(5)     Mr. McMahon is considered an "interested" Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)     The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)     Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.


Committees of the Trustees
--------------------------
     The Trustees have an Audit Committee, which is comprised of four Trustees who are not interested persons, David D. Chase (chairman), David
A. Ater, Susan H. Dubin and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will (i) evaluate performance of the Trust's auditors, (ii) review planning, scope and staffing of audits, (iii) review results of audits with the auditors, (iv) receive and review reports from auditors respecting auditor independence, and (v) require the Trust's legal counsel to report to the committee any matter which may have a significant effect on any of the Trust's financial statements. The Audit Committee is responsible for the selection of the Fund's independent registered public accounting firm which audits the annual financial statements of the Fund. The Audit Committee evaluates the independence of the independent registered public accounting firm based on information provided by the accounting firm and the investment advisor, and meets with representatives of the independent registered public accounting firm and the investment advisor to discuss, consider and review matters related to the Fund's accounting and financial reports. The committee held four meetings in the Trust's fiscal year ended September 30, 2009.

     The Trustees have a Governance and Nominating Committee, which is comprised of four Trustees, Eliot R. Cutler (chairman), David A. Ater, Brian J. McMahon and Owen D. Van Essen. Mr. Cutler, Mr. Ater and Mr. Van Essen are not interested persons. Mr. McMahon is an interested person because he is president of the Fund's investment advisor, but is prohibited from participating in the selection or nomination of individuals to serve as independent Trustees of the Trust. The committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will (i) conduct evaluations of the performance of the Trustees, the Audit Committee and the Governance and Nominating Committee in accordance with the Trust's Corporate Governance Procedures and Guidelines (the "Governance Procedures"), (ii) select and nominate individuals for election as Trustees of the Trust who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and (iii) perform the additional functions specified in the Governance procedures and such other functions assigned by the Trustees to the committee from time to time. The committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust's Procedure for Shareholder Communications to Trustees. The committee was, until December 5, 2004, charged primarily with nomination responsibilities, and was reconstituted on that date as the Governance and Nominating Committee. The committee held two meetings in the Trust's fiscal year ended September 30, 2009.

Compensation of Trustees
------------------------
     The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. Effective January 1, 2009, The Trust compensates each Trustee who is not an interested person of the Trust at an annual rate of $96,000 payable quarterly. Ten percent of each quarterly payment shall be invested in one or more Thornburg Fund, as the Trustee selects, and will be subject to an undertaking by the Trustee to retain those Fund shares during the Trustee's tenure. In addition, each Trustee is compensated $7,500 for each meeting or independent session of independent Trustees attended by the Trustee in person or by telephone; provided, however, that the compensation is $3,500 for each meeting or session attended by telephone in excess of one meeting or session attended by telephone in any calendar year. General meetings of Trustees on two successive days are considered one meeting for this purpose, and an independent session of independent Trustees similarly is not considered a separate meeting for this purpose if held within one day before or after any general meeting of Trustees or independent session of independent Trustees.

     The Trust compensates each member of the Audit Committee and the Governance and Nominating Committee who is not an interested person of the Trust $2,500 for each committee meeting attended. The Trust pays the chairman of the Audit Committee an additional annual compensation of $7,500, payable quarterly, and pays the chairman of the Governance and Nominating Committee an additional annual compensation of $5,000, payable quarterly. The Trust also compensates each independent Trustee $1,500 for each session that such Trustee attends with a Trust service provider, except that if the Trustee is required to travel away from home for the session, the Trust will compensate the Trustee $2,500.

     Trustees are not separately compensated for days spent attending continuing education programs or for time spent traveling to meetings.
The Trust reimburses each Trustee for travel and certain out-of-pocket expenses incurred by the Trustee in connection with attending meetings, including attendance at any seminar or educational program relating to the Trustee's service for the Trust. The Trust does not pay retirement or pension benefits.

     The Trust paid fees to the Trustees during the fiscal year ended September 30, 2009 as follows:



                                    Pension or
                                    Retirement      Estimated      Total
                      Aggregate     Benefits        Annual         Compensation
                      Compensation  Accrued as      Benefits       from Trust and
Name of               from          Part of         Upon           Fund Complex
Trustee               Trust         Fund Expenses   Retirement     Paid to Trustee
--------              ------------  -------------   -------------  ---------------
Garrett Thornburg         0             0                0                 0

David A. Ater         $133,250          0                0             $133,250

David D. Chase        $135,125          0                0             $135,125

Eliot R. Cutler       $127,500          0                0             $127,500

Susan H. Dubin        $128,250          0                0             $128,250

Brian J. McMahon          0             0                0                 0

Owen D. Van Essen     $123,250          0                0             $123,250

James W. Weyhrauch    $128,250          0                0             $128,250



Certain Ownership Interests of Trustees
---------------------------------------
     The following table shows the aggregate dollar range of shares owned beneficially by each Trustee in the Trust as of December 31, 2008. Because Developing World Fund had not commenced operations as of December 31, 2008, none of the Trustees owned any shares of Developing World Fund as of that date.


                                               Aggregate Dollar Range
                    Dollar Range of            of Securities in all of
Name of Trustee     Securities in the Fund     the Funds of the Trust
---------------     ----------------------     -----------------------

Garrett Thornburg   N/A                        over $100,000

Brian J. McMahon    N/A                        over $100,000

David A. Ater       N/A                        over $100,000

David D. Chase      N/A                        $10,001 - $50,000

Eliot R. Cutler     N/A                        over $100,000

Susan H. Dubin      N/A                        over $100,000

Owen Van Essen      N/A                        over $100,000

James W. Weyhrauch  N/A                        over $100,000



Personal Securities Transactions of Personnel
---------------------------------------------
     The Trust, the investment advisor to the Trust, and the distributor for the advisor and the Trust, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Specified personnel of the Trust, investment advisor and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Fund. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.


                    INFORMATION ABOUT PORTFOLIO MANAGER

     Displayed below is additional information about the portfolio manager identified in the Prospectus.

Portfolio Manager Compensation
------------------------------
     The compensation of the Fund's portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The manager also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Fund; multiple year historical total return of accounts managed by the manager, including the Fund, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Fund, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the Fund and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest
---------------------
     Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager's management of the Fund's investments and the manager's management of other accounts. These conflicts could include:

     * Allocating a favorable investment opportunity to one account but not another.

     * Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

     * Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

     * Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

     The Trust's investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between the management of the Fund's investments by the portfolio manager named in the Prospectus and that manager's management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Accounts Managed By Portfolio Manager
-------------------------------------
     Set out below for the portfolio manager named in the Prospectus is information respecting the accounts managed by the manager. The information presented is current as of October 1, 2009 and, therefore, does not reflect the portfolio manager's management of the Fund. As of October 1, 2009, the advisory fee for each account shown below was not based on the investment performance of the account.

Lewis Kaufman
-------------
Registered Investment Companies:  Accounts: 0       Assets: $0
Other Pooled Investment Vehicles: Accounts: 4       Assets: $34,948,644
Other Accounts:                   Accounts: 7,227   Assets: $3,106,205,582

Portfolio Manager's Ownership of Shares in the Fund
---------------------------------------------------
     Displayed below for the portfolio manager named in the Prospectus is the dollar range of the individual's beneficial ownership of shares in the Fund as of the date of this Statement of Additional Information.

Lewis Kaufman
Developing World Fund               $50,000 - $100,000


                              NET ASSET VALUE

     The Fund will calculate its net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the 1940 Act, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.


                               DISTRIBUTOR

     Pursuant to a Distribution Agreement with Thornburg Investment Trust, Thornburg Securities Corporation ("TSC") acts as principal underwriter of the Fund. The Fund does not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months' notice.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.


    ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

     To the extent consistent with state and federal law, the Fund may make payments of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

     Certain purchases of $1 million or more qualify for purchase without a sales charge, and Thornburg or TSC may pay compensation to financial advisors who place orders of $1 million or more, as more specifically described in the Fund's Prospectus. However, to the extent shares of the Fund purchased pursuant to this exception to the ordinary sales charge on Class A shares are held for more than 12 months but are redeemed less than 18 months after purchase, no compensation will be paid to financial advisors under this program for reinvestment otherwise qualifies for the exception to the sales charge for purchases of $1 million or more. Thornburg and TSC reserve the right to make judgments respecting these payments of compensation in reinvestment of redemption proceeds, in their reasonable discretion.

Share Class Conversion within Certain Fee-Based Accounts
--------------------------------------------------------
     Some shareholders may hold shares of the Fund through fee-based programs, often referred to as "wrap accounts," that are managed by investment dealers, financial advisors or other investment professionals (each, a "wrap account intermediary"). A wrap account intermediary may impose eligibility requirements on a shareholder's participation in the fee-based program and ownership of shares through the program which are additional to the ownership requirements described in the Prospectus. Under the terms of its fee-based program, a wrap account intermediary may also be permitted to effect a conversion of a shareholder's shares in the Fund, including those shares purchased by the shareholder during the shareholder's participation in the program, to a different class of shares of that Fund in situations when the shareholder no longer meets the wrap account intermediary's stated eligibility requirements for the ownership of the class of shares that the shareholder initially purchased. For example, the terms of its fee-based program may permit a wrap account intermediary to effect this type of conversion when a shareholder moves his position in a class of shares of the Fund out of the program that offered that class of shares and into a program or account through which the wrap account intermediary only offers a different class or classes of shares of the Fund. Any such conversion by a wrap account intermediary will be made in accordance with the applicable prospectuses of the Fund, and will be made without the imposition by the Fund of any sales load, fee or other charge. The class of shares that a shareholder owns after the conversion may bear higher fees and expenses than the class of shares that the shareholder initially purchased.

     If you own shares of the Fund through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of the Fund's shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.

Moving Between Share Classes
----------------------------
     Thornburg believes, based upon current interpretations of law, that a shareholder's exchange of shares of one class of the Fund for shares of a different class of the Fund may, under certain circumstances, not result in the realization of gain or loss for federal income tax purposes. To determine whether you may be eligible for this type of tax-favored exchange, please contact Thornburg before redeeming your existing shares. You should also consult your own tax advisors with respect to the particular federal, state, local and foreign tax consequences of an exchange of shares.

     Even if an exchange does not result in the realization of gain or loss for federal income tax purposes, any sales charges that you paid or that are payable on the shares you originally held (including any contingent deferred sales charges incurred upon redemption) will not be credited back to your account.


                          BUSINESS CONTINUITY PLAN

     Thornburg and TSC have each adopted a business continuity plan that seeks to anticipate significant business disruptions to its operations, including disruptions to the securities markets due to terrorist attack. In accordance with these plans, Thornburg and TSC have each identified and made provision to recover all the critical systems required to protect its customers in the event of a significant business disruption.


                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, whose principal business address is 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm for the Fund.